SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549


                                   Form 8-K

                                CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 30, 1999
                                                        ------------------


             PAINE WEBBER INCOME PROPERTIES SIX LIMITED PARTNERSHIP
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                         0-13129                   04-2829686
--------------------------------------------------------------------------------
(State or other jurisdiction)      (Commission                (IRS Employer
    of incorporation                File Number)            Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code (617) 439-8118


            (Former name or address, if changed since last report)

                                    FORM 8-K
                                 CURRENT REPORT

             PAINE WEBBER INCOME PROPERTIES SIX LIMITED PARTNERSHIP

ITEM 2 - Disposition of Assets

   Regent's Walk Apartments - Overland Park, Kansas

   Disposition Date - September 30, 1999

      On September 30, 1999, Regent's Walk Associates, a joint venture in which the Partnership has an interest, sold its operating investment property, the Regent's Walk Apartments, located in Overland Park, Kansas, to an affiliate of its unaffiliated joint venture partner for $17.75 million. The sale generated net proceeds of approximately $8,068,000, after the assumption of the outstanding first mortgage loan of approximately $8,624,000, accrued interest of approximately $51,000, closing proration adjustments of approximately $189,000, and a payment of approximately $818,000 to the Partnership's non-affiliated co-venture partner for its share of the net proceeds in accordance with the terms of the joint venture agreement. In addition, as a result of the Regent's Walk sale, the Partnership received $117,000 which had been held in escrow at the property plus $233,000 as a result of operations of the property through the date of sale. The Partnership will make a special distribution to the Limited Partners of $9,180,000, or $153 per original $1,000 investment, on October 15, 1999 to Unitholders of record on the September 30, 1999 sale date. Of the $153.00 total, $140.30 results from the sale of Regent's Walk and $12.70 is from Partnership reserves that exceed expected future requirements.

      As previously reported, the Partnership entered into negotiations with its Regent's Walk Apartments co-venture partner for a sale of the property during the third quarter of fiscal 1999. On May 19, 1999, the Partnership negotiated a purchase and sale agreement with an affiliate of the co-venturer to sell the property for what the Partnership believes was a very favorable price of $17,750,000. The prospective buyer subsequently made non-refundable deposits totalling $1,250,000. The only contingency was for approval by the lender for an assumption of the first mortgage loan as part of the sale transaction. The joint venture subsequently received this approval and the sale closed on September 30, 1999.

      As previously reported, the Partnership has been focusing on potential near-term disposition strategies for Regent's Walk Apartments and Mall Corners Shopping Center, its two remaining real estate investments. As part of that plan, the Partnership has sold the Regent's Walk Apartments to its unaffiliated joint venture partner. As reported in the Partnership's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, the Partnership continues to explore its strategic alternatives for the Mall Corners investment. The Partnership previously reported that although no assurances could be given, it was contemplated that a liquidation of the Partnership could be completed by calendar year-end 1999. However, because of the recently announced closing of Upton's, an anchor tenant at Mall Corners, as well as other current vacancies, the Partnership's joint venture partner believes that it could be desirable from its perspective to re-lease all of the currently vacant space at the Center before selling the property. The Partnership is still exploring its strategic alternatives which include exercising its rights of first offer under the joint venture agreement. As a result, it is unlikely that a liquidation of the Partnership can be completed by the end of calendar year 1999.

ITEM 7 - Financial Statements and Exhibits

   (a)   Financial Statements:  None

   (b)   Exhibits:

     (1) Purchase and Sale Agreement by and among Regent's Walk Associates, Peterson Interests Of Kansas, Inc. and Paine Webber Income Properties Six Limited Partnership, dated May 19, 1999.

                                    FORM 8-K

                                 CURRENT REPORT

              PAINEWEBBER INCOME PROPERTIES SIX LIMITED PARTNERSHIP



     (2) Escrow Agreement by and among Regent's Walk Associates, Peterson Interests Of Kansas, Inc., Paine Webber Income Properties Six Limited Partnership, and Goodwin, Procter and Hoar, LLP, dated May 19, 1999.

     (3) Amendment to Purchase and Sale Agreement by and among Regent's Walk Associates, Peterson Interests Of Kansas, Inc. and Paine Webber Income Properties Six Limited Partnership, dated September 2, 1999.

     (4) Document Escrow Agreement by and among Regent's Walk Associates, Peterson Interests Of Kansas, Inc., Paine Webber Income Properties Six Limited Partnership, and Goodwin, Procter and Hoar, LLP, dated September 2, 1999.

     (5) Kansas Quit-Claim Deed by and between Regent's Walk Associates, Peterson Interests Of Kansas, Inc. and Paine Webber Income Properties Six Limited Partnership, dated September 30, 1999.

     (6) Bill of Sale by Regent's Walk Associates in favor of Peterson Interests Of Kansas, Inc, dated September 30, 1999.

     (7) Assignment and Assumption of Leases and Security Deposits between Regent's Walk Associates and Peterson Interests Of Kansas, Inc., dated September 30, 1999.

     (8)  Assignment   and  Assumption  of  Contracts   between   Regent's  Walk
          Associates and Peterson Interests Of Kansas, Inc., dated September 30, 1999.

     (9) Seller's Settlement Statement between Regent's Walk Associates and Peterson Interests Of Kansas, Inc, dated September 30, 1999.

                                    FORM 8-K

                                 CURRENT REPORT

             PAINE WEBBER INCOME PROPERTIES SIX LIMITED PARTNERSHIP




                                   SIGNATURES



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

             PAINE WEBBER INCOME PROPERTIES SIX LIMITED PARTNERSHIP
             ------------------------------------------------------
                                  (Registrant)


                     By: Sixth Income Properties Fund, Inc.



                              By: /s/ Walter V. Arnold
                                  --------------------
                                  Walter V. Arnold
                                  Senior Vice President and
                                  Chief Financial Officer







Date:  October 13, 1999

                          PURCHASE AND SALE AGREEMENT


      THIS PURCHASE AND SALE AGREEMENT (this Agreement) is dated as of May 19, 1999, by and among REGENTS WALK ASSOCIATES, a Kansas general partnership having an address c/o PaineWebber Properties, Incorporated, 265 Franklin Street - 15th Floor, Boston, MA 02110 (Seller), PETERSON INTERESTS OF KANSAS, INC., a Kansas corporation having an address at 10000 West 75th Street, Shawnee Mission, KS 66204 (Purchaser), and PAINEWEBBER INCOME PROPERTIES SIX LIMITED PARTNERSHIP, a Delaware limited partnership having an address c/o PaineWebber Properties, Incorporated, 265 Franklin Street - 15th Floor, Boston, MA 02110 (PWIP6).

                             W I T N E S S E T H :

      WHEREAS, PWIP6 and Purchaser are the sole partners of Seller, which was formed pursuant to that certain Partnership Agreement dated as of April 25, 1985 between Purchaser and PWIP6 (the Partnership Agreement); and

      WHEREAS, Seller is the owner of certain improved real property (the Premises) known as The Regents Walk Apartments located in Overland Park, Kansas, which real property is more particularly described in the Mortgage (as hereinafter defined); and

      WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, the Premises on the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of Ten ($10.00) Dollars, each party to the other in hand paid, and in further consideration of the mutual covenants and agreements hereinafter set forth, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser agree as follows:

                  ARTICLE 1.  AGREEMENT TO SELL AND PURCHASE.

      1.1. Sale. Seller hereby agrees to sell to Purchaser, and Purchaser hereby agrees to purchase from Seller, at the price and upon the terms and conditions set forth in this Agreement, the Premises.

      1.2. Matters to Which the Sale Is Subject. The Premises are to be sold and are to be conveyed by Seller and accepted by Purchaser subject to all matters affecting the Premises, whether or not of record, including without limitation:

            (a) Any state of facts that a survey of the Premises brought down to the Closing (as hereinafter defined) would actually disclose;

            (b) All title matters, encroachments, covenants, restrictions, easements, reservations and agreements affecting the Premises, whether or not of record;

            (c)  All  leases,  licenses,   occupancy  agreements  (collectively,
      Leases) and the rights of parties in possession affecting the Premises;

            (d) Any and all laws, statutes, ordinances, codes, rules, regulations, requirements, or executive mandates including, without limitation, all environmental, building and zoning restrictions, ordinances and regulations, affecting the Premises adopted by the United States, the State of Kansas, the municipality of Overland Park, and any and every other agency, department, commission, rule-inducing body, bureau, instrumentality and/or political subdivision of government of every kind whatsoever having jurisdiction thereof (each a Government Entity), and all amendments or additions thereto now in effect or which may be in force and effect at the time of the Closing (collectively Laws);

            (e) Rights, if any, so far as the same may be of present force or effect, in favor of any public or quasi-public utility company, provided that Seller shall not grant any such right after the date hereof without Purchasers consent, which consent shall not be unreasonably withheld or delayed;

            (f) Any and all special assessments, assessments for improvements or any other assessment or charge of any kind becoming liens subsequent to the date hereof or which are presently a lien but are not due and payable until after the Closing (as hereinafter defined);

            (g) Unpaid real estate taxes, water and sewer charges; and

            (h)   The Existing Mortgage Loan.

      1.3. Seller's Limited Representation. Seller hereby represents to Purchaser that PWIP6 has not entered into any agreement on behalf of Seller or created any matter on behalf of Seller which (a) is not of record and (b) Purchaser did or does not have knowledge and (c) would be binding upon Purchaser or the Premises following the Closing (as hereinafter defined); provided, however, that Purchaser shall not be entitled to pursue a claim against Seller for any breach of the representation set forth in this Section 1.3 to the extent that the subject matter thereof is covered under any policy of title insurance held by Purchaser. This representation shall survive the Closing for a period of sixty (60) days. Seller's representation in this Section 1.3 shall not accrue to the benefit of any title insurer (by subrogation, assignment or otherwise).

                     ARTICLE 2.  PURCHASE PRICE; DEPOSIT.

      2.1. Purchase Price. The purchase price (the Purchase Price) to be paid by Purchaser to Seller for the Premises is Seventeen Million Seven Hundred Fifty Thousand Dollars ($17,750,000.00). The Purchase Price to be paid by Purchaser to Seller for the Premises shall be paid as follows:

            (a) Five Hundred Thousand Dollars ($500,000.00) (the Initial Deposit) simultaneously with the execution by Purchaser of this Agreement by one or more wire transfers of immediately available funds to Goodwin, Procter & Hoar LLP, escrowee (Escrow Agent) pursuant to a certain Escrow Agreement (the Escrow Agreement) dated of even date herewith by and among Seller, Purchaser and Escrow Agent (failure of Escrow Agent to receive the Initial Deposit in due course will give Seller the option of canceling this Agreement); and

            (b) Seventeen Million Two Hundred Fifty Thousand Dollars ($17,250,000.00) by one or more wire transfers of immediately available federal funds to Seller and other parties, if any, designated by Seller at Closing (as hereinafter defined). The Closing shall be adjourned, if necessary, to permit confirmation that the wire transfer of the balance of the Purchase Price has been received by Seller and other parties, if any, designated by Seller.

      2.2. Escrow. The Initial Deposit, the Additional Deposits (as hereinafter defined), to the extent received by Escrow Agent, and all interest accrued thereon shall be held and disbursed by Escrow Agent pursuant to the terms, covenants, conditions and provisions of the Escrow Agreement. The Initial Deposit and the Additional Deposits are collectively referred to as the Deposits.

      2.3. Apportionments. The following items shall be apportioned and adjusted between Seller and Purchaser as of 11:59 p.m. on and as of the day prior to the Closing Date:

            (a) Tax Proration. All due and payable real estate taxes, all general and special assessments on the land and ad valorem taxes, if any, on the personal property (based on the most recent ascertainable taxes) attributable to the Premises through the Closing Date shall be prorated and adjusted. If the tax statements for the fiscal year during which the Closing Date occurs are not finally determined, then the tax figures for the immediately prior fiscal year shall be used for the purposes of prorating taxes on the Closing Date, and at such time as the actual amount of taxes for the current fiscal year are known, Seller and Purchaser shall, if required, readjust the amounts to be paid by each party. Any tax refunds or proceeds (including interest thereon) on account of a favorable determination resulting from a challenge, protest, appeal or similar proceeding relating to taxes and assessments relating to the Premises (i) for all tax periods occurring prior to the applicable tax period in which the Closing occurs shall be deemed retained by and paid exclusively to Seller and thereafter remitted as provided in the Partnership Agreement and (ii) for the applicable tax period in which the Closing occurs shall be prorated as of the Closing Date such that Seller shall be deemed to retain and be paid that portion of such tax refunds or proceeds as is applicable to the portion of the applicable tax period prior to the Closing Date and Purchaser shall be deemed to retain and be paid that portion of such tax refunds or proceeds as is applicable to the portion of the applicable tax period from and after the Closing Date. Purchaser shall not settle any tax protests or proceedings in which taxes for the tax period prior to Closing are being adjudicated without the consent of Seller (which obligation shall survive the Closing), which consent shall not be unreasonably withheld, conditioned or delayed.

            (b) Contract Proration. All (a) prepaid or past due amounts and (b) prepaid fees or bonuses under any service, supply, equipment rental, management, operating and leasing contracts affecting the Premises shall be prorated and adjusted.

            (c) Utility Proration. All prepaid and past due charges for electricity, gas, water, sewer or other public utility usage at the Premises shall be prorated and adjusted; provided, however, that if and to the extent such charges are paid directly by tenants, no such adjustment or proration shall be required. To facilitate such adjustments and prorations, Purchaser shall cause all meters for electricity, gas, water, sewer or other public utility usage at the Premises to be read as of the day immediately preceding the Closing Date; provided, however, that if and to the extent such charges are paid directly by tenants, no such reading shall be required. If the utility companies are unable or refuse to read meters for which adjustment or proration is required, all charges for such utilities to the extent unpaid shall be prorated and adjusted as of the Closing Date based on the most recent bills therefor and no further adjustment shall be made.

            (d) Income and Expense Proration. Rents and all other items of income and all expenses and other charges in connection with the operation of the Premises shall be apportioned and adjusted between Seller and Purchaser.

            (e) Prorations Generally. A statement of prorations and other adjustments shall be prepared by Purchaser in conformity with the provisions of this Section and submitted to Seller for review and approval not less than three (3) business days prior to the Closing Date. Seller and Purchaser agree to adjust between themselves after Closing any errors or omissions in the prorations or adjustments made at Closing, which obligation shall survive the Closing for a period of six (6) months.

                 ARTICLE 3.  THE CLOSING; STRUCTURING PERIOD.

      3.1. Closing. The payment of the balance of the Purchase Price and the transfer of title to the Premises (the Closing) shall be held in the offices of Seller's attorneys, Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, or at such other place as the parties shall agree in writing, at 10:00 a.m. on July 7, 1999 (the Closing Date); provided, however, that Purchaser shall have a one-time right to extend the originally scheduled Closing Date for a period not to exceed thirty (30) days by (i) delivering to Seller on or before June 29, 1999 written notice exercising such right to extend the originally scheduled Closing Date and setting forth the new Closing Date which must be a business day not more than thirty (30) days following the originally scheduled Closing Date (the First Extended Closing Date) and (ii) delivering to Escrow Agent on or before the date that is five (5) business days prior to the originally scheduled Closing Date an additional deposit (the First Extension Additional Deposit) in the amount of Two Hundred Fifty Thousand Dollars ($250,000.00) by one or more wire transfers of immediately available funds; and further provided that if Purchaser shall have extended the originally scheduled Closing Date to the First Extended Closing Date, Purchaser shall have a one-time right to further extend the Closing Date from the First Extended Closing Date for a period not to exceed thirty (30) days by (i) delivering to Seller on or before the date that is five (5) business days prior to the First Extended Closing Date written notice exercising such right to extend Closing Date and setting forth the new Closing Date which must be a business day not more than thirty (30) days following the First Extended Closing Date (the Second Extended Closing Date) and (ii) delivering to Escrow Agent on or before the date that is five (5) business days prior to the First Extended Closing Date an additional deposit (the Second Extension Additional Deposit) in the amount of Two Hundred Fifty Thousand Dollars ($250,000.00) by one or more wire transfers of immediately available funds. Purchaser shall have no right to extend the Closing Date beyond the Second Extended Closing Date. The First Extension Additional Deposit and the Second Extension Additional Deposit (collectively, the Additional Deposits) shall be held and disbursed in the same manner as the Initial Deposit pursuant to the Escrow Agreement. If (A) Purchaser shall have extended the originally scheduled Closing Date to the First Extended Closing Date and shall have timely delivered the First Extension Additional Deposit, the balance of the Purchase Price due at Closing shall be Seventeen Million Dollars ($17,000,000.00) and (B) Purchaser shall have extended the originally Closing Date from the First Extended Closing Date to the Second Extended Closing Date and shall have timely delivered the First Extension Additional Deposit and the Second Extension Additional Deposit, the balance of the Purchase Price due at Closing shall be Sixteen Million Seven Hundred Fifty Thousand Dollars ($16,750,000.00).

      3.2.  Closing Costs.

            (a) Seller shall pay its legal fees and expenses related to the negotiation and preparation of this Agreement and all documents required to close the transaction contemplated hereby.

            (b) Purchaser shall pay: (i) Purchasers legal fees and expenses related to the negotiation of this Agreement and all documents required to close the transaction contemplated hereby; (ii) all state and county taxes associated with the transfer of the Premises (including, without limitation transfer taxes on stamps), if any; (iii) all costs and fees associated with soliciting and obtaining Lenders approval of the sale and purchase of the Premises and the Seller Release Documents (as hereinafter defined); and (iv) the cost of any title insurance.

            (c) All other closing costs shall be paid by Seller or Purchaser in accordance with the other provisions of this Agreement or, if not addressed herein, in accordance with the custom in the jurisdiction of the Controlling Law.

      3.3. Structuring Period. Purchaser shall have a period of time commencing on the date hereof and ending on May 28, 1999 (the Structuring Period Expiration
Date) to (a) arrange the capital structure for Purchasers acquisition of the Premises and (b) confirm that Purchaser shall be able to obtain title insurance for an insured amount equal to the Purchase Price insuring title to the Premises subject to all matters affecting the Premises set forth in Section 1.2. If, notwithstanding Purchasers diligent efforts, Purchaser is unable to arrange the capital structure for its acquisition of the Premises on or before the Structuring Period Expiration Date or is unable to confirm the availability of title insurance as contemplated in clause (b) of the preceding sentence on or before the Structuring Period Expiration Date, Purchaser shall have the right to terminate this Agreement by delivery of written notice sent by Purchaser to Seller any time prior to 5:00 p.m. (Boston time) on the Structuring Period Expiration Date (for purposes of Purchasers termination notice only, such notice may be sent to Seller's counsel listed in Article 10 via facsimile at 617-227-8591, followed by a duplicate notice mailed the same day via certified mail, return receipt requested, or by nationally-recognized overnight courier (with airbill evidencing date of shipping) in accordance with Section 10.1). Upon receipt of such notice by Seller (or, if sent by Purchaser to Seller's counsel in accordance with the preceding sentence, upon sending of such notice by Purchaser to Seller) prior to 5:00 p.m. (Boston time) on the Structuring Period Expiration Date, this Agreement shall terminate and Purchaser shall have the right to receive refund of the Deposits and all interest accrued thereon. If Purchaser fails to terminate this Agreement by notice to Seller prior to 5:00 p.m. (Boston time) on the Structuring Period Expiration Date, Purchaser shall have no further right to terminate this Agreement pursuant to this Section 3.3.

                       ARTICLE 4.  CLOSING OBLIGATIONS.

      4.1. Seller's Obligations. At the Closing, Seller shall deliver the following to Purchaser:

            (a) A quitclaim deed (without covenants) (the Deed);

            (b) A quitclaim bill of sale and general assignment (without representations or covenants) conveying all of the (i) personal property owned by Seller and installed, located at and used in connection with the ownership, occupation and operation of the Premises and (ii) intangible assets owned by Seller relating solely to the Premises, in the form attached hereto as Exhibit 1;

            (c) An assignment and assumption of the Leases and security deposits (the Assignment and Assumption of Leases) in the form attached hereto and
      Exhibit 2;

            (d) An assignment and assumption of all service, supply, equipment rental, management, operating, leasing and other contracts affecting the Property, to the extent that Seller is entitled to transfer the same to Purchaser (the Assignment and Assumption of Contracts) in the form attached hereto and Exhibit 3;

            (e) The form attached hereto as Exhibit 4 titled Disclosure of Information on Lead-Based Paint and/or Lead-Based Paint Hazards duly executed by Seller; and

            (f) A duly executed counterpart original of the closing statement setting forth the Purchase Price, the closing adjustments and the application of such amounts;

            (g) An affidavit for the benefit of Purchasers title insurer with respect to parties-in-possession and mechanics liens at the Premises; and

            (h) Any other documents required by this Agreement to be delivered by Seller at the Closing or otherwise reasonably required to effectuate the transactions contemplated herein.

      4.2.  Purchasers Obligations.  At the Closing, Purchaser shall:

            (a) Deliver to Seller the balance of the Purchase Price payable at the Closing;

            (b) If Seller, PWIP6 or any of PWIP6's affiliates are personally liable under any guaranties or other financial undertakings for obligations of Seller (Seller's Recourse Liability), then Purchaser shall either obtain the release of the Seller's Recourse Liability (and, if required in order to do so, shall substitute acceptable guaranties, letters of credit or other financial undertakings in exchange for such release) or, if the obligee will not agree to release the Seller's Recourse Liability, then Purchaser shall deliver instrument(s) in form and substance and from one or more parties satisfactory to Seller whereby such parties agree to protect, defend, indemnify and hold Seller, PWIP6 and its affiliates harmless from any liability arising out of or relating to the Seller's Recourse Liability; and

            (c) The Assignment and Assumption of Leases;

            (d) The Assignment of and Assumption of Contracts;

            (e) A duly executed counterpart original of the closing statement setting forth the Purchase Price, the closing adjustments and the application of such amounts;

            (f) All documents  reasonably  required to effect the assignment and
      assumption  of  the  Existing  Loan  in  form  and  substance   reasonably
      acceptable to the parties and to Lender;

            (g) The form attached hereto as Exhibit 4 titled Disclosure of Information on Lead-Based Paint and/or Lead-Based Paint Hazards duly executed by Purchaser (Purchaser acknowledges and agrees that it has had a mutually-agreed upon period to conduct a risk assessment or inspection of the Premises for the presence of lead-based paint and/or lead-based paint hazards); and

            (h) Execute and deliver any other document required by this Agreement to be delivered by Purchaser at the Closing or otherwise reasonably required to effectuate the transactions contemplated herein.

                ARTICLE 5.  AS IS SALE; ENVIRONMENTAL MATTERS.

      5.1. As Is Sale. Purchaser is a general partner of Seller and acknowledges that (a) it is familiar with the physical condition and state of repair of the Premises, (b) it is familiar with the business and affairs of the Partnership, and (c) it is purchasing the Premises in its present condition as is. This Agreement, as written, contains all the terms of the agreements entered into between the parties as of the date hereof, and Purchaser acknowledges that neither Seller nor any agent or representative of Seller has made any representations, nor held out any inducements to Purchaser, other than those, if any, herein expressed. Without limiting the generality of the foregoing, Purchaser acknowledges that it has not relied on any representations (except as set forth in Section 1.3, if applicable), covenants or warranties, and Seller (or any of its agents or representatives) has not and is not willing to make any representations, covenants or warranties, whether express or implied as to: (i) the current or future real estate tax liability, assessment or valuation of the Premises; (ii) the potential qualification of the Premises for any and all benefits conferred by any Laws, whether for subsidies, special real estate tax treatment, insurance, mortgages, or any other benefits, whether similar or dissimilar to those enumerated; (iii) the compliance of the Premises, in its current or any future state, with applicable zoning ordinances; (iv) the availability of any financing for the purchase, development or operation of the Premises from any source whatsoever; (v) the present and future physical condition of the Premises or its suitability for development or any particular use; (vi) the presence of any Hazardous Substances (as hereinafter defined) on the Premises and/or the compliance of the Premises, in its current or future state, with any environmental Laws; or (vii) the compliance by the Premises with any other Laws issued or promulgated by any Governmental Entity and any violations thereof.

      5.2. Set-Ups; Acceptance. Seller is not liable or bound in any manner by any verbal or written information pertaining to the Premises furnished by Seller or Seller's representatives, any real estate broker, agent, employee, or other person. All oral or written prior statements, representations, or promises, if any, and all prior negotiations and agreements are superseded by this Agreement and merged herein. No provision, covenant or representation of Seller contained in this contract shall survive the Closing except as may be otherwise expressly provided herein. Acceptance of the Deed shall be an acceptance by Purchaser of all of the obligations of Seller hereunder except such as may be expressly required to survive the Closing under this Agreement or which by their terms as described in this Agreement are to be performed after the Closing.

      5.3. Environmental. Purchaser acknowledges that (i) the Premises, or adjacent or neighboring lands, may have been used by present or prior owners for manufacturing and other commercial uses which may have involved the use, storage and transport of Hazardous Substances (as hereinafter defined), and (ii) as a result of such uses and activities, Hazardous Substances may have been discharged on, into or from the Premises. For purposes of this Section, the term Hazardous Substances shall include, without limitation: (a) any element, compound or chemical that is defined, listed or otherwise classified as a pollutant, toxic pollutant, toxic or hazardous substance, hazardous waste, special waste, extremely hazardous substance or chemical under any environmental Laws; (b) petroleum and its refined products, petroleum-derived substances and drilling fluids, production waters and other wastes associated with the exploration, development or production of crude oil or natural gas; (c) any electrical equipment containing oil that contains polychlorinated biphenyls
(PCBs); (d) any flammable substances,  explosives or radioactive materials;  and
(e) any raw materials used or stored by Purchaser, building components, including, without limitation, asbestos-containing materials and manufactured products containing Hazardous Substances.

      5.4. Survival. The provisions of this Article shall survive the Closing or any termination or cancellation of this Agreement.

                      ARTICLE 6.  EXISTING MORTGAGE LOAN.

      6.1. General. Reference is hereby made to that certain mortgage loan (the Existing Mortgage Loan) in the stated principal amount of $9,000,000.00 from the Lutheran Brotherhood (Lender) to Seller. The Existing Mortgage Loan is evidenced and/or secured by (a) that certain Promissory Note in the original principal amount of $9,000,000.00, dated as of September 1, 1995 made by Seller in favor of Lender, as amended, (b) that certain Combination Mortgage, Security Agreement and Fixture Financing Statement (the Mortgage) dated as of September 1, 1995 between Seller and Lender, as amended, (c) that certain Assignment of Leases and Rents dated as of September 1, 1995 made by Seller in favor of Lender and (d) any and all other documents and instruments evidencing, securing or relating to the Existing Mortgage Loan, all of which are incorporated herein by reference (collectively, the Existing Loan Documents). Purchaser desires to assume the payment of the outstanding principal balance of the Existing Mortgage Loan as of the Closing Date (the Loan Principal Balance), and the payment of interest accruing thereon from and after the Closing Date. If the Existing Mortgage Loan is not paid off and satisfied at Closing, but is instead assumed by Purchaser,
(a) Purchaser shall receive a credit against the balance of the Purchase Price due at Closing in the amount of the Loan Principal Balance and (b) Purchaser agrees to perform, assume and observe all obligations of the Seller under the Existing Loan Documents and the Existing Mortgage Loan.

      6.2. Lender Approval. Immediately following the execution and delivery of this Agreement, Purchaser shall solicit and thereafter diligently pursue (a) Lenders approval of the sale and purchase of the Premises and the assumption by Purchaser of all obligations of Seller under the Existing Loan Documents and the Existing Mortgage Loan and (b) receipt from Lender of the Seller Release Documents (as hereinafter defined). Seller agrees to cooperate in all reasonable respects with Purchasers efforts to obtain Lenders approval and the Seller Release Documents. As used herein, the term Seller Release Documents means documents in form and substance reasonably satisfactory to Seller and PWIP6 releasing Seller, PWIP6 and any affiliate of PWIP6 from all obligations (whether directly, as a general partner of Seller or as a guarantor or indemnitor) under the Existing Loan Documents (including all environmental or hazardous substance remediation or indemnification agreements). Purchaser shall advise Seller as to the status of the approval process from time to time promptly following the request of Seller. Purchaser shall pay all fees and costs charged by the Lender or otherwise relating to the solicitation of Lenders approval of the sale and purchase of the Premises and the solicitation from Lender of the Seller Release Documents.

      6.3. Payoff of Existing Mortgage Loan. In the event that Purchaser fails to obtain and provide Seller with copies of Lenders approval of the sale and purchase of the Premises and the Seller Release Documents on or before the date that is five (5) business days prior to the scheduled Closing Date, then (a) Seller shall be required to repay in full the outstanding principal balance of the Existing Mortgage Loan and all unpaid accrued interest and other charges thereon at Closing and (b) Purchaser shall be required to pay any applicable prepayment premium or fee at Closing without reduction or adjustment of the Purchase Price.

                        ARTICLE 7.  SELLER'S  REMEDIES.

      7.1. In the event of a default by Purchaser in the performance of any of the terms of this Agreement, Seller may, in addition to Seller's rights under
Section 7.2 hereof, receive and retain as liquidated damages the Deposits, together with any interest thereon, for all loss, damage and expense suffered by Seller, including, without limitation, Seller's loss of its bargain, and thereupon this Agreement shall become null and void, and neither party shall have further rights against the other, except for those rights specifically stated herein to survive the Closing or earlier termination of this Agreement. Seller's remedies under this Section 7.1 and Section 7.2 shall be Seller's sole and exclusive remedies in the event of a default by Purchaser in the performance of any of the terms of this Agreement. Seller and Purchaser agree that the damages resulting to Seller as a result of such default by Purchaser as of the date of this Agreement are difficult or impossible to ascertain and the liquidated damages set forth in this Section 7.1 (together with Seller's remedies under Section 7.2) constitute Purchasers and Seller's reasonable estimate of such damages. Notwithstanding anything to the contrary in the Partnership Agreement or otherwise (including, without limitation, Section 5.01 thereof), in the event that Seller receives and retains all or any portion of the Deposits following a default by Purchaser, the entire amount of the Deposits so retained or received by Seller shall be paid directly to, and retained by, PWIP6; and Purchaser (in its capacity as a partner of Seller) hereby assigns any and all right, title or interest in the Deposits to PWIP6.

      7.2. In the event of a default by Purchaser in the performance of any of the terms of this Agreement, in addition to the remedies provided in Section 7.1 and notwithstanding anything to the contrary contained in the Partnership
Agreement:

            (a) PWIP6 shall have the right to sell its legal and beneficial interests in Seller (the PWIP6 Interests) to any third party upon any terms and conditions without obtaining Purchasers consent, and Purchaser hereby waives any rights to purchase the PWIP6 Interests pursuant to
      Section 7.02 of the Partnership Agreement;

            (b) PWIP6 shall have the right,  upon five (5) business  days notice to Purchaser, to purchase (or to cause any third party to purchase) all of Purchasers legal and beneficial interests in Seller (the Peterson Interests) for a price equal to the aggregate amount that Purchaser would receive as liquidating distributions from Seller pursuant to Section 5.01 of the Partnership Agreement assuming (i) the Premises and the other noncash assets of Seller were sold for the Purchase Price in accordance with the terms of this Agreement, (ii) all liabilities of Seller as of the closing date were paid in full, with reasonable reserves for those liabilities of Seller which are not reasonably ascertainable in amount (the reserves shall be administered and used by PWIP6 for the settlement and payment of liabilities of Seller which are not reasonably ascertainable as of the closing date, and at such time as PWIP6 and Purchaser, acting collectively and unanimously, determine that such reserves are no longer required, each acting reasonably, the remaining amount of such reserves shall be distributed to PWIP6 and Purchaser consistent with the provisions of this Section 5.01 of the Partnership Agreement) and (iii) the assets of Seller were distributed and applied in accordance with the terms of Section 5.01 of the Partnership Agreement (all of the foregoing calculations shall be determined by agreement of the parties with the assistance of the Partnerships accountants or, failing such agreement, shall be conclusively determined pursuant to the provisions of Article 13 hereof);

            (c) PWIP6 shall have the right to purchase the Premises pursuant to the terms hereof, except that (i) the Closing Date shall be a date selected by PWIP6 not later than ninety (90) days following Purchasers default and (ii) PWIP6 shall have no obligation to deliver a deposit or to pay any portion of the purchase price prior to the closing;

            (d) PWIP6 shall have the right to cause Seller to sell the Premises to any unaffiliated third party in a bona fide arms length transaction on any terms and conditions without obtaining Purchasers consent, and Purchaser hereby (i) waives any rights to purchase the Premises or the PWIP6 Interests pursuant to Sections 7.03 and/or 7.04 of the Partnership Agreement and (ii) any such sale shall be deemed to be Approved by the Partners (as defined in the Partnership Agreement); and/or

            (e)  Seller  shall  have  the  right  to cause  the  Partnership  to terminate  any  agreements  between  the  Partnership  and  Seller  or any affiliate of Seller (including, without limitation, the management agreement with Peterson Properties, Inc.).

It shall be a condition precedent to any obligation of PWIP6 (or any third party) to purchase the Peterson Interests or the Premises following any election by PWIP6 pursuant to this Section 7.2 upon receiving the prior written consent of the holder of the Existing Mortgage Loan to the purchase by PWIP6 (or such third party) of the Peterson Interests or the Premises, as applicable, without requiring prepayment of the Existing Mortgage Loan (the Lender Consent). In such event, Seller agrees to cooperate in all reasonable respects with PWIP6s efforts to obtain the Lender Consent. If PWIP6 fails to receive the Lender Consent on or before the anticipated closing of such transaction, PWIP6 may elect to either
(1) extend the closing date for a reasonable period of time (not to exceed one hundred twenty (120) days following the anticipated closing of such transaction) to the extent necessary to obtain the Lender Consent, (2) close on the purchase of the Peterson Interest or the Premises and prepay the Existing Mortgage Loan (in which event (A) the amount to be paid by PWIP6 or such third party for the Peterson Interests shall be reduced by the reduction in the aggregate amount that Seller would receive pursuant to Section 7.2(b) if the Purchase Price was reduced by the amount required to prepay the Existing Mortgage Loan, including any prepayment fee or premium, and (B) the amount to be paid by PWIP6 or such third party for the Premises shall be reduced by the amount required to prepay the Existing Mortgage Loan, including any prepayment fee or premium) or (3) rescind PWIP6s election, in which event PWIP6 (or such third party) shall have no further obligation to purchase the Peterson Interests or the Premises.

                       ARTICLE 8.  PURCHASER'S REMEDIES.

      8.1. If Seller shall be unable to convey the Premises, subject to and in accordance with this Agreement, or Seller otherwise fails to comply with this Agreement in any material respect for any reason, Purchaser shall be entitled to a refund of the Deposits together with interest earned thereon in accordance with the terms and conditions of the Escrow Agreement and this Agreement. Upon the making of such refund, this Agreement and the lien, if any, of Purchaser against the Premises shall wholly cease. Alternatively, as long as all conditions to Seller's obligations to perform any applicable task hereunder have been satisfied, Purchaser shall be entitled to specific performance with respect thereto. Notwithstanding anything to the contrary, Purchasers recourse against Seller shall be limited to a refund of the Deposits or so much thereof as deposited with Escrow Agent under the Escrow Agreement (together with all interest earned thereon) or specific performance, and Purchaser shall have no right to satisfy any judgment against Seller from any assets of Seller other than the Premises. Any claims of Purchaser at law or in equity for loss, damage and expense suffered by Purchaser (including, without limitation, Purchasers loss of its bargain) following a default by Seller hereunder are hereby waived by Purchaser. Any obligation of Seller hereunder shall be non-recourse to the shareholders, officers, directors, and employees of Seller (and their respective shareholders, venturers, partners, officers, directors, and employees), and such parties shall never be personally liable for any judgments on account thereof.

      8.2. If Seller fails to convey the Premises at Closing due to no fault of Purchaser (either as the purchaser hereunder or as a general partner of Seller), subject to and in accordance with this Agreement, and Purchaser elects to pursue specific performance under Section 8.1 rather than obtain a refund of the Deposits under Section 8.1, then (a) Purchaser shall be entitled to have so much of the Deposits then held by Escrow Agent returned that would result in the aggregate principal balance of the Deposits then held by Escrow Agent being reduced to One Hundred Thousand Dollars ($100,000.00) and (b) the balance of the Purchase Price due by Seller at Closing shall be increased so that Seller receives the entire Purchase Price at Closing.

      8.3. The acceptance of the Deed by Purchaser shall be deemed to be a full performance and discharge of every agreement and obligation on the part of Seller to be performed pursuant to the provisions of this Agreement except those, if any, which are herein specifically stated to survive the Closing Date or which, if any, are required by this Agreement to be performed after the Closing Date.

                             ARTICLE 9.  BROKERS.

      9.1. Seller and Purchaser each represent and warrant to the other that it has not dealt with any broker or finder in connection with this Agreement or the sale and purchase of the Premises, and that the representing party knows of no broker or finder who has claimed or may have a right to claim a commission or other fee or compensation in connection with this Agreement or the sale and purchase of the Premises. Seller and Purchaser agree to indemnify and defend each other against any claims, costs or expenses (including, without limitation, Attorney's fees and commissions) arising out of the breach, on their respective parts, of any representations, warranties or agreements contained in this Section. The representations and obligations under this Section shall survive the Closing or, if the Closing does not occur, the termination of this Agreement.
                             ARTICLE 10.  NOTICES.

      10.1. Any notice or demand which, under the provisions of this Agreement or otherwise, must or may be given or made by any party hereto, must be in writing and addressed as follows:

            If to Seller:

            PaineWebber Income Properties Six Limited Partnership
            c/o Paine Webber Properties, Incorporated
            265 Franklin Street - 15th Floor
            Boston, MA  02110
            Attn:  Mr. Peter Sullivan

            with a copy to:

            Goodwin, Procter & Hoar LLP
            Exchange Place
            Boston, MA  02109
            Attn:  Andrew C. Sucoff, Esq.

            If to Purchaser:

            Peterson Interests of Kansas, Inc.
            10000 West 75th Street
            Shawnee Mission, KS  66204
            Attn:  Mr. Kenneth Riedemann

            with a copy to:

            Lewis, Rice & Fingersh
            1010 Walnut, Suite 500
            Kansas City, MO  64106
            Attn:  William E. Carr, Esq.

Either party may designate by notice in writing a new or other address to which such notice or demand shall thereafter be so given, made or mailed. Any notice shall be made as follows: (a) delivered by United States Postal Service, registered or certified mail, postage prepaid; or (c) delivered by nationally recognized overnight courier, shipping prepaid. A notice delivered by registered or certified mail, return receipt requested, shall be deemed received three (3) business days after being deposited with the United States Postal Service; and a notice delivered by overnight courier shall be deemed received on the business day following timely deposit with such courier for next business day delivery. Counsel for either party may deliver notices on behalf of such party.

                    ARTICLE 11.  CASUALTY AND CONDEMNATION

      11.1. No Termination Right or Adjustment of Purchase Price. Purchaser shall have no right to terminate this Agreement or receive a reduction or abatement of the Purchase Price following the occurrence of any casualty or condemnation affecting the Premises. In such event, Purchaser shall have the right to receive all insurance proceeds or condemnation awards arising out of such loss.

      11.2. Uniform Vendor and Purchaser Risk Act. The provisions of this Article are express provisions to the contrary and waivers of the Uniform Vendor and Purchaser Risk Act or any similar law, to the extent applicable and adopted in the jurisdiction of the Controlling Law.

                        ARTICLE 12.  CLOSING CONDITIONS

      12.1. Conditions to Seller's Performance. The obligations of Seller to sell the Premises to Purchaser and to perform the other covenants and obligations to be performed by Seller on the Closing Date shall be subject to the following conditions (all or any of which may be waived in writing, in whole or in part, by Seller):

            (a) Purchaser shall have performed all covenants and obligations of Purchaser in all respects and complied with all conditions required by this Agreement to be performed or complied with by it on or before the Closing Date;

            (b) All instruments and documents required on Purchasers part to effectuate this Agreement and the transactions contemplated hereunder shall have been delivered and shall be in form and substance reasonably satisfactory to Seller;

            (c) Unless the Existing Mortgage Loan is paid off and satisfied at Closing, Seller shall have received the Seller Release Documents; and

            (d) Seller shall have received reasonable and customary evidence that all appropriate organizational action of Purchaser shall have been taken to authorize and effectuate the transactions contemplated by this Agreement.

      12.2. Conditions to Purchaser's Performance. The obligations of Purchaser to pay the Purchase Price to Seller, purchase the Premises and to perform the other covenants and obligations to be performed by Purchaser on the Closing Date shall be subject to the following conditions (all or any of which may be waived in writing, in whole or in part, by Purchaser):

            (a) Seller shall have performed all covenants and obligations of Seller in all respects and complied with all conditions required by this Agreement to be performed or complied with by it on or before the Closing Date;

            (b) All instruments and documents required on Seller's part to effectuate this Agreement and the transactions contemplated hereunder shall have been delivered and shall be in form and substance reasonably satisfactory to Purchaser; and

            (c) Purchaser shall have received reasonable and customary evidence that all appropriate organizational action of Seller shall have been taken to authorize and effectuate the transactions contemplated by this Agreement.

                      ARTICLE 13.  INTENTIONALLY OMITTED.

                          ARTICLE 14.  MISCELLANEOUS.

      14.1. Modifications. This Agreement shall not be altered, amended, changed, waived, terminated or otherwise modified in any respect or particular unless the same shall be in writing and signed by or on behalf of the party to be charged therewith.

      14.2. Choice of Law; Severability. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Kansas without regard to principles of conflicts of laws (the Controlling Law). If any provisions of this Agreement shall be unenforceable or invalid, the same shall not affect the remaining provisions of this Agreement and to this end the provisions of this Agreement are intended to be and shall be severable.

      14.3. Assignment. This Agreement may be assigned by Purchaser without the consent of Seller; provided, however, that Purchaser shall give written notice of such assignee to Seller a minimum of ten (10) days prior to Closing. Notwithstanding any such assignment, the Purchaser named herein shall remain liable for all of the representations, covenants and obligations of Purchaser under this Agreement.

      14.4. Successors and/or Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to their respective heirs, executors, administrators, successors and permitted assigns.

      14.5. Merger; Interpretation. All prior understandings and agreements between the parties are merged in this Agreement which alone fully and completely expresses the agreement between them, and which is entered into after full investigation, neither party relying upon any statement or representation made by the other not embodied in this Agreement. This Agreement shall be construed and without regard to or aid of canons requiring construction against the Purchaser, Seller or party drawing this Agreement.

      14.6. Waivers. No failure or delay of either party in the exercise of any right given to such party hereunder or the waiver by any party of any condition hereunder for its benefit (unless the time specified herein for exercise of such right, or satisfaction of such condition, has expired) shall constitute a waiver of any other or further right nor shall any single or partial exercise of any right preclude other or further exercise thereof or any other right. The waiver of any breach hereunder shall not be deemed to be a waiver of any other or any subsequent breach hereof.

      14.7. Further Assurances. Each party hereto shall from time to time execute, acknowledge and deliver such further instruments and perform such additional acts as the other party may reasonably request to effectuate the intent of this Agreement.

      14.8. Schedules and Exhibits. Each of the schedules and exhibits referred to herein and attached hereto is incorporated in this Agreement by this reference as though fully set forth herein.

      14.9. Captions. The caption headings in this Agreement are for convenience only and are not intended to be a part of this Agreement and shall not be construed to modify, explain or alter any of the terms, covenants or conditions herein contained.

      14.10. Execution. This Agreement shall not be binding upon Seller, and Seller shall not have any obligations hereunder, unless and until a fully-executed original counterpart duly executed by Seller is returned to Purchaser and the Initial Deposit has been received by Escrow Agent. This Agreement shall not be binding upon Purchaser, and Purchaser shall not have any obligations hereunder, unless and until a fully-executed original counterpart duly executed by Purchaser is returned to Seller.

      14.11. No Survival; Rescission Waived. Except as otherwise specifically set forth herein, all representations, warranties and covenants, if any, contained herein shall merge with the delivery of the deed hereunder and shall not survive the Closing Date. Purchaser agrees that after the Closing Date it shall have no right of rescission arising out of the breach of any representation, warranty or covenant of Seller which, pursuant to the terms hereof, survives the Closing.

      14.12. Counterparts. This Agreement may be executed in several counterparts, and/or by execution of counterpart signature pages which may be attached to one or more counterpart, and all so executed shall constitute one Agreement binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart. In addition, any counterpart signature page may be executed by any party wheresoever such party is located, and may be delivered by telephone facsimile transmission, and any such facsimile transmitted signature page may be attached to one or more counterparts of this Agreement, and such faxed signature(s) shall have the same force and effect, and be as binding, as original signatures executed and delivered in person.

      14.13.      Authority.

            (a) The person executing this Agreement on behalf of Purchaser represents and warrants to Seller and PWIP6 (i) that Purchaser is a Kansas corporation validly existing and in good standing, (ii) that Purchaser has the full right and authority to enter into this Agreement and to consummate the transactions contemplated hereunder, and (iii) that the person signing this Agreement on behalf of Purchaser is duly authorized to do so. At Closing, Seller shall provide evidence satisfactory to Purchaser confirming these representations.

            (b) The person executing this Agreement on behalf of Seller represents and warrants to Purchaser (i) that Seller is a Kansas general partnership validly existing and in good standing, (ii) that Seller has the full right and authority to enter into this Agreement and to consummate the transactions contemplated hereunder, and (iii) that the person signing this Agreement on behalf of Seller is duly authorized to do so. At Closing, Seller shall provide evidence reasonably satisfactory to Purchaser confirming these representations.

      14.14. 1099 Filing. In order to comply with information reporting requirements of Section 6045(e) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder, the parties agree: (a) that unless otherwise agreed to by the parties in writing, ATI Title Company (the Designee) shall be the party responsible for reporting the contemplated sale of the Premises to the Internal Revenue Service on IRS Form 1099-S; (b) to provide the Designee with the information necessary to complete Form 1099-S; (c) that the Designee shall not be liable for the actions taken under this Agreement, or for the consequences of those actions, except as they may be the result of gross negligence or willful misconduct on the part of the Designee; and (d) that the Designee shall be indemnified by the parties for any costs or expenses incurred as a result of the actions taken hereunder, except as they may be the result of gross negligence or willful misconduct on the part of the Designee. By countersigning this Agreement below, the Designee accepts the designation as reporting agent and agrees to reporting the contemplated sale of the Premises to the Internal Revenue Service on IRS Form 1099-S. The provisions of this Section shall survive the Closing.

      14.15. No Third Party Beneficiaries. Except as specifically provided herein, no person or entity that is not a party to this Agreement is intended to be, nor shall be, a third-party beneficiary hereof.

      14.16. Time of the Essence. Time is expressly declared to be of the essence of this Agreement, provided, however that in the event any date hereunder falls on a Saturday, Sunday or legal holiday, the date applicable shall be the next business day.

      14.17. Construction of Agreement. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that it may have been prepared primarily by counsel for one of the parties, it being recognized that both Purchaser and Seller have contributed substantially and materially to the preparation of this Agreement.

      14.18. Actions of Seller under Agreement. Notwithstanding anything to the contrary in the Partnership Agreement or otherwise, wherever this Agreement or the transactions hereunder require or permit any notice, consent or approval of or by Seller, or otherwise require or permit the decision or action of Seller (including, without limitation, any decision to elect or pursue Seller's remedies under Article 7 hereof), any such notice, consent, approval, decision or action shall be given or taken to or by PWIP6. PWIP6 is hereby appointed and constituted Seller's attorney-in-fact, with full power of substitution, to execute and deliver any notices, documents or other items contemplated hereunder and otherwise take any and all actions contemplated or desired hereunder on behalf of Seller, which power of attorney shall be deemed to be coupled with an interest and irrevocable. Any third party shall be entitled to conclusively rely on any notice, document or other item executed by PWIP6 as the binding act of Seller for all purposes of this Agreement and the transactions contemplated hereunder.

                                 [End of Page]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                 SELLER:

                                 REGENTS WALK ASSOCIATES, a Kansas general partnership

                                 By: PAINEWEBBER INCOME PROPERTIES SIX LIMITED
                                     PARTNERSHIP, a Delaware limited partnership

                                     By: Sixth Income Properties Fund, Inc., a
                                         Delaware corporation, its general
                                         partner


                                         By:  /s/ Peter F. Sullivan
                                              ---------------------
                                         Name:  Peter F. Sullivan
                                         Title:  Vice President


                                 By: PETERSON INTERESTS OF KANSAS, INC., a
                                     Kansas corporation


                                     By:  /s/Kenneth Riedemann
                                          --------------------
                                     Name:  Kenneth Riedemann
                                     Title: President

                                 PURCHASER:

                                 PETERSON INTERESTS OF KANSAS, INC., a Kansas corporation


                                 By: /s/Kenneth Riedemann
                                     --------------------
                                 Name:  Kenneth Riedemann
                                 Title: President

                                 PWIP6:

                                 PAINEWEBBER INCOME PROPERTIES SIX LIMITED
                                 PARTNERSHIP, a Delaware limited partnership

                                 By:  Sixth Income Properties Fund, Inc., a
                                      Delaware corporation, its general partner


                                      By:  /s/ Peter F. Sullivan
                                           ---------------------
                                      Name:  Peter F. Sullivan
                                      Title:  Vice President

                               ESCROW AGREEMENT


      THIS ESCROW AGREEMENT (this Agreement) dated as of May 19, 1999, by and among REGENTS WALK ASSOCIATES, a Kansas general partnership having an address c/o PaineWebber Properties, Incorporated, 265 Franklin Street - 15th Floor, Boston, MA 02110 (Seller), PETERSON INTERESTS OF KANSAS, INC., a Kansas corporation having an address at 10000 West 75th Street, Shawnee Mission, KS 66204 (Purchaser), PAINEWEBBER INCOME PROPERTIES SIX LIMITED PARTNERSHIP, a Delaware limited partnership having an address c/o PaineWebber Properties, Incorporated, 265 Franklin Street - 15th Floor, Boston, MA 02110 (PWIP6), and GOODWIN, PROCTER & HOAR LLP, a partnership including professional corporations having an office at Exchange Place, Boston, MA 02109-2881 (Escrow Agent).

                              W I T N E S S E T H:

      WHEREAS, simultaneously with the execution of this Agreement, Seller, Purchaser and PWIP6 have entered into a certain Purchase and Sale Agreement of even date herewith (the Purchase Agreement) regarding the sale and purchase of certain improved real property (the Premises) known as The Regents Walk Apartments located in Overland Park, as more particularly described in the Purchase Agreement; and

      WHEREAS, pursuant to the terms and provisions of the Purchase Agreement, Seller, Purchaser and PWIP6 have agreed that Purchaser will deliver to Escrow Agent, as escrowee, a deposit (the Initial Deposit) in the amount of Five Hundred Thousand Dollars ($500,000.00); and

      WHEREAS, pursuant to the terms and provisions of the Purchase Agreement, Seller may deliver to Escrow Agent (a) an additional deposit (the First Extension Additional Deposit) in the amount of Two Hundred Fifty Thousand Dollars ($250,000.00) in connection with an extension of the Closing Date (as defined in the Partnership Agreement) to the First Extended Closing Date (as defined in the Partnership Agreement) and (b) another additional deposit (the Second Extension Additional Deposit) in the amount of Two Hundred Fifty Thousand Dollars ($250,000.00) in connection with an extension of the Closing Date to the Second Extended Closing Date (as defined in the Partnership Agreement); and

      WHEREAS, Seller, Purchaser and PWIP6 have agreed that the Initial Deposit, the First Additional Deposit and the Second Additional Deposit (collectively, with all interest accrued thereon, the Deposits) will be held in accordance with the terms, conditions and provisions contained herein.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

      1. Simultaneously with the execution of the Purchase Agreement and this Agreement by Purchaser, Purchaser shall deliver the Initial Deposit to Escrow Agent by wire transfer of immediately available funds pursuant to the wiring instructions annexed hereto as Exhibit 1. If Purchaser elects to extend the Closing Date to the First Extended Closing Date, Purchaser shall deliver the First Extension Additional Deposit to Escrow Agent by wire transfer of immediately available funds pursuant to the wiring instructions annexed hereto as Exhibit 1 (or any other wiring instructions directed by Escrow Agent), and if Purchaser elects to extend the Closing Date to the Second Extended Closing Date, Purchaser shall deliver the Second Extension Additional Deposit to Escrow Agent by wire transfer of immediately available funds pursuant to the wiring instructions annexed hereto as Exhibit 1 (or any other wiring instructions directed by Escrow Agent). Following receipt and collection by Escrow Agent of any of the Deposits, Escrow Agent shall hold the proceeds of the Deposits and all interest earned thereon in escrow upon the terms and conditions set forth in this Agreement.

      2. Escrow Agent shall deliver the Deposits to Seller or Purchaser, as the case may be, as follows:

            (a) to Seller, upon completion of the Closing (as defined in the Purchase Agreement), with all interest earned thereon credited against the balance of the Purchase Price (as defined in the Purchase Agreement) due from Purchaser to Seller at Closing (or, at Sellers election, if such amount is not credited against the balance of the Purchase Price due from Purchaser to Seller at Closing, the interest shall be delivered to Purchaser by check or wire transfer at Closing), and, if requested by Escrow Agent, receipt of a letter of direction executed by both Seller and Purchaser; or

            (b) to Seller, after receipt of Sellers written demand in which Seller certifies either that (i) Purchaser has defaulted under the Purchase Agreement, and such default, to the knowledge of Seller, has not been cured, or (ii) the Purchase Agreement has been otherwise terminated or canceled, and Seller is thereby entitled to receive the Deposits; but Escrow Agent shall not honor Sellers written demand until more than ten
      (10) business days after Escrow Agent has sent a copy of Sellers written demand to Purchaser in accordance with Paragraphs 3 and 8 hereof, nor thereafter if Escrow Agent receives a Notice of Objection (as hereinafter defined) from Purchaser within such ten (10) business day period; or

            (c) to Purchaser, after receipt of Purchasers written demand in which Purchaser certifies either that (i) Seller has defaulted under the Purchase Agreement, and such default, to the knowledge of Purchaser, has not been cured, or (ii) the Purchase Agreement has been otherwise terminated or canceled, and Purchaser is thereby entitled to receive the Deposits; but Escrow Agent shall not honor Purchasers written demand until more than ten (10) business days after Escrow Agent has sent a copy of Purchasers written demand to Seller in accordance with Paragraphs 3 and 8 hereof, nor thereafter if Escrow Agent receives a Notice of Objection (as said term is hereinafter defined) from Seller within such ten (10) business day period.

      Upon delivery of the Deposits in accordance herewith, Escrow Agent shall be relieved of all liability hereunder and with respect to the Deposits. Escrow Agent shall (unless otherwise agreed to by Escrow Agent and the recipient thereof) deliver the Deposits by wire transfer in accordance with written wiring instructions actually received by Escrow Agent from the recipient thereof.

      3. Upon receipt of a written demand from Seller or Purchaser  under clause
(b) or (c) of Paragraph 2 hereof, Escrow Agent shall send a copy of such written demand or notice to the other party. Within ten (10) business days after such copy has been received or deemed received, but not thereafter, the other party may object to delivery of the Deposits by giving written notice of objection (a Notice of Objection) to Escrow Agent. After receiving a Notice of Objection, Escrow Agent shall send a copy of such Notice of Objection to the party who filed the written demand or notice; and thereafter, in its sole and absolute discretion, Escrow Agent shall elect either:

            (a) to continue to hold the Deposits until Escrow Agent receives a written agreement of Purchaser and Seller directing the disbursement of the Deposits, in which event Escrow Agent shall disburse the Deposits in accordance with such agreement; and/or

            (b) to deposit the Deposits into any court of competent jurisdiction and bring an action of interpleader or any other similar proceeding; and/or

            (c) in the event of any litigation between Seller and Purchaser, to deposit the Deposits with the clerk of the court in which such litigation is pending.

      4. If Escrow Agent is uncertain for any reason whatsoever as to its duties or rights hereunder (and whether or not Escrow Agent has received any written demand under Paragraph 2 or Notice of Objection under Paragraph 3), notwithstanding anything to the contrary herein, Escrow Agent shall hold and/or apply the Deposits pursuant to Paragraph 3 hereof and may decline to take any other action whatsoever. In the event the Deposits are deposited in a court of competent jurisdiction by Escrow Agent pursuant to Paragraph 3(b) or 3(c) above, Escrow Agent shall be entitled to rely upon a Final Order of such court. As used herein, a court order shall be deemed a Final Order when (i) the court order has not been reversed, stayed, modified or amended (except to the extent that Purchaser and Seller have consented to such modification or amendment in writing) and (ii) the time for filing a notice of appeal, petition for certiorari or motion for reargument has expired and no such pleading shall then be pending. In the event of any dispute whatsoever among the parties with respect to disposition of the Deposits, Purchaser and Seller shall pay the attorneys fees and costs incurred by Escrow Agent (which said parties shall share equally, but for which said parties shall be jointly and severally liable) for any litigation in which Escrow Agent is named as, or becomes, a party.

      5. As used herein, the term Approved Investment means an interest-bearing savings account in Citizens Bank, State Street Bank and Trust Company, Boston Safe Deposit and Trust Company, or in any other state or national bank located in the Boston, Massachusetts or Providence, Rhode Island reasonably approved by Purchaser and Seller (an Approved Institution). The rate of interest or yield need not be the maximum available.

      6. Notwithstanding anything to the contrary in the Purchase Agreement, within five (5) business days after receipt and collection thereof and receipt by Escrow Agent of an original executed W-9 form from Purchaser, Escrow Agent shall place the Deposits in an Approved Investment. The interest, if any, which accrues on such Approved Investment shall be deemed part of the Deposits; and Escrow Agent shall dispose of such interest as and with the Deposits pursuant to this Agreement. Escrow Agent may convert the Deposits from the Approved Investment into cash or a non-interest-bearing deposit account at an Approved Institution as follows:

            (a) at any time within five (5) business days prior to the anticipated Closing Date (as defined in the Purchase Agreement); or

            (b) if such Closing Date is accelerated or postponed, at any time within five (5) business days prior to the accelerated or adjourned Closing Date (provided, however, that Seller and Purchaser shall give Escrow Agent timely notice of any such acceleration or adjournment and that Escrow Agent may hold the Deposits in cash or a non-interest-bearing deposit account if Seller and Purchaser do not give Escrow Agent timely notice of any such adjournment).

As long as Escrow Agent places the Deposits in an Approved Investment in accordance with the terms hereof, Escrow Agent shall have no liability whatsoever for the rate of interest or yield, if any, earned on the Deposits nor for the preservation of principal.

      7. Escrow Agent shall have no duties or responsibilities except those set forth herein, which the parties hereto agree are ministerial in nature. Seller and Purchaser acknowledge that Escrow Agent is serving without additional compensation, solely as an accommodation to the parties hereto, and except for Escrow Agents own willful default or gross negligence, Escrow Agent shall have no liability of any kind whatsoever arising out of or in connection with its activity as Escrow Agent. Seller and Purchaser agree to and do hereby indemnify and hold harmless Escrow Agent from all loss, cost, claim, damage, liability, and expense (including, without limitation, attorneys fees and disbursements, whether paid to retained attorneys or representing the fair value of legal services rendered to itself) which may be incurred by reason of its acting as Escrow Agent. Escrow Agent shall be entitled to rely and/or act upon any judgment, certificate, demand or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein, the propriety or validity thereof, or the jurisdiction of a court issuing any such judgment provided it acts in good faith. Escrow Agent may act in reliance upon (i) any instrument or signature believed to be genuine and duly authorized and (ii) advice of counsel in reference to any matter or matters connected herewith.

      8. Any Notice of Objection or written demand or any other notice or communication which may or must be sent, given or made under this Escrow Agreement (each, a Notice) shall be in writing and shall be deemed sent, given or made only if delivered by hand, with delivery evidenced by written receipt, or if sent by nationally-recognized overnight courier, shipping prepaid (or by account), addressed to the parties as follows:

      If to Seller or to PWIP6:

            c/o Paine Webber Properties, Incorporated
            265 Franklin Street - 15th Floor
            Boston, MA  02110
            Attn:  Mr. Peter Sullivan

            with a copy to:

            Goodwin, Procter & Hoar  LLP
            Exchange Place
            Boston, MA  02109
            Attn:  Andrew C. Sucoff, Esq.

      If to Purchaser:

            Peterson Interests of Kansas, Inc.
            10000 West 75th Street
            Shawnee Mission, KS  66204
            Attn:  Mr. Kenneth Riedemann

            with a copy to:

            Lewis, Rice & Fingersh
            1010 Walnut, Suite 500
            Kansas City, MO  64106
            Attn:  William E. Carr, Esq.

      If to Escrow Agent:

            Goodwin, Procter & Hoar  LLP
            Exchange Place
            Boston, MA  02109
            Attn:  Andrew C. Sucoff, Esq.

Any Notice to Escrow Agent shall be deemed sent, given or made on the date received. For purposes of delivering a Notice of Objection to Escrow Agent only, such Notice of Objection may be sent to Escrow Agent via facsimile at (617)
227-8591   followed   by   a   duplicate   notice   sent   the   same   day   by
nationally-recognized overnight courier (with airbill evidencing date of shipping), in accordance with this section. Any Notice from Escrow Agent to Purchaser or Seller shall be deemed sent, given or made (i) if by hand, when actually received, and (ii) if by nationally-recognized overnight courier, the business day following deposit with such courier.

      9. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of The Commonwealth of Massachusetts. This Agreement embodies the entire agreement and understanding among the parties and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement may not be modified or amended, or any term or provision hereof waived or discharged, except in writing signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. All the terms of this Agreement, whether so expressed or not, shall be binding upon the respective permitted successors and assigns of the parties hereto and shall inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      10. Purchaser (as to item 10 (a) below) and Seller (as to item 10 (b) below) hereby represent and warrant to each other and to Escrow Agent that the following represent their true Federal Taxpayer Identification Numbers, which are being furnished to Escrow Agent so that Escrow Agent may file appropriate income tax information returns with respect to any interest or other income from the Approved Investment:

            (a)  Purchasers   Federal   Taxpayer   Identification   Number    is
      48-0998216; and

            (b)  Sellers  Federal Taxpayer  Identification Number is 48-0998810.

      11. Seller and Purchaser waive any claim of conflict of interest by reason of Escrow Agents representing PWIP6 and/or Seller hereunder, under the Purchase Agreement and/or otherwise. Purchaser hereby acknowledges that Escrow Agent is the attorney for PWIP6 and/or Seller, and agrees that Escrow Agent may represent PWIP6 and/or Seller in connection with any and all matters, including without limitation, the transaction contemplated by the Purchase Agreement, and any litigation, including any action arising out of this Agreement.

      12. Reference is hereby made to that certain Partnership Agreement of Seller dated as of April 25, 1985 between Purchaser and PWIP6 (as amended, the Partnership Agreement). PWIP6 and Purchaser are the sole partners of Seller. Notwithstanding anything to the contrary in the Partnership Agreement or otherwise, wherever this Agreement or the transactions hereunder require or permit any notice, consent or approval of or by Seller, or otherwise require or permit the decision or action of Seller, any such notice, consent, approval, decision or action shall be given or taken to or by PWIP6. PWIP6 is hereby appointed and constituted Sellers attorney-in-fact, with full power of substitution, to execute and deliver any notices, documents or other items contemplated hereunder and otherwise take any and all actions contemplated or desired hereunder on behalf of Seller, which power of attorney shall be deemed to be coupled with an interest and irrevocable. Escrow Agent and any third party shall be entitled to conclusively rely on any notice, document or other item executed by PWIP6 as the binding act of Seller for all purposes of this Agreement and the transactions contemplated hereunder. In addition, PWIP6 and Purchaser acknowledge and agree that pursuant to Section 7.1 of the Purchase Agreement, in the event that Seller is entitled to receive all or any portion of the Deposits following a default by Purchaser under the Purchase Agreement, the entire amount of the Deposits that Seller is entitled to receive shall be paid directly to, and retained by, PWIP6; and Purchaser (in its capacity as a partner of Seller) hereby assigns any and all right, title or interest in the Deposits to PWIP6.

      13. Any amendment of the Purchase Agreement which could alter or otherwise affect Escrow Agents obligations hereunder will not be effective against or binding upon Escrow Agent without Escrow Agents prior written consent, which consent may be withheld in Escrow Agents sole and absolute discretion.

                                 [End of Page]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                 SELLER:

                                 REGENTS WALK ASSOCIATES, a Kansas general partnership

                                 By: PAINEWEBBER INCOME PROPERTIES SIX LIMITED
                                     PARTNERSHIP, a Delaware limited partnership

                                     By: Sixth Income Properties Fund, Inc., a
                                         Delaware corporation, its general
                                         partner



                                         By:  /s/ Peter F. Sullivan
                                              ---------------------
                                         Name:  Peter Sullivan
                                         Title:  Vice President



                                 By: PETERSON INTERESTS OF KANSAS, INC., a
                                     Kansas corporation

                                     By:  /s/Kenneth Riedemann
                                          --------------------
                                     Name:  Kenneth Riedemann
                                     Title: President

                                 PURCHASER:

                                 PETERSON INTERESTS OF KANSAS, INC., a Kansas corporation


                                 By:  /s/Kenneth Riedemann
                                      --------------------
                                 Name:  Kenneth Riedemann
                                 Title: President

             PAINEWEBBER INCOME PROPERTIES SIX LIMITED PARTNERSHIP
                        265 Franklin Street, 15th Floor
                               Boston, MA  02110



                                September 2, 1999

BY FACSIMILE

Peterson Interests of Kansas, Inc.
1000 West 75th Street
Shawnee Mission, KS  66204

Re: Purchase and Sale Agreement dated as of May 19, 1999 (as amended, the Agreement) by and among Regents Walk Associates (Seller), Peterson Interests of Kansas, Inc. (Purchaser) and PaineWebber Income Properties Six Limited Partnership (PWIP6)

Gentlemen:

      Unless otherwise defined herein, capitalized terms used in this letter agreement shall have the meanings ascribed to them in the Agreement. The parties acknowledge and agree that (i) the Closing Date has been extended by Purchaser to September 7, 1999 pursuant to Section 3.1 of the Agreement and (ii) Purchaser has no further right to extend the Closing Date. Purchaser has requested that Seller and PWIP6 agree to extend the Closing Date from September 7, 1999 to September 30, 1999. Purchaser is willing to extend the Closing Date on the terms and conditions set forth herein.

      In consideration of Seller agreeing to extend the Closing Date as hereinafter described, Purchaser has agreed to (i) send $250,000.00 (the Supplemental Deposit) to Goodwin, Procter & Hoar LLP (Escrow Agent) to hold in accordance with the terms of this letter agreement and (ii) authorize and direct Escrow Agent to immediately disburse $750,000.00 of the Deposits now held by Escrow Agent pursuant to the Escrow Agreement to PWIP6 in accordance with the terms of this letter agreement. The Supplemental Deposit shall be delivered to Escrow Agent by wire transfer or certified check on or before September 3, 1999.

      In addition, Seller and Purchaser hereby agree as follows:

     1. Supplemental Deposit. The Supplemental Deposit will be held, deposited and disbursed by Escrow Agent pursuant to the Escrow Agreement in the same manner as the Deposits. Without limiting the generality of the foregoing, the Supplemental Deposit will be credited against the balance of the Purchase Price due at Closing in the manner and to the same extent as the Deposits under the Agreement and the Escrow Agreement. The wiring information for Escrow Agents escrow account is set forth in Exhibit 1 of the Escrow Agreement. If Purchaser delivers the Supplemental Deposit, the balance of the Purchase Price due at Closing shall be Sixteen Million Five Hundred Thousand Dollars ($16,500,000.00).

     2. $750,000.00 Disbursement to PWIP6. Notwithstanding anything to the contrary contained in the Agreement or the Escrow Agreement, Purchaser and Seller each hereby authorize and direct Escrow Agent to immediately deliver the sum of $750,000.00 from the Deposits now held by Escrow Agent under the Escrow Agreement to PWIP6. Such $750,000.00 disbursement to PWIP6 shall be non-refundable; however, if Seller shall default in its obligation to convey the Premises to Purchaser on September 30, 1999, subject to and in accordance with the Agreement, Purchaser may elect to obtain a refund of such $750,000.00 disbursement from PWIP6 in the same manner, and to the same extent, that Purchaser may elect to obtain a refund of the Deposits pursuant to Section 8.1 of the Agreement.

     3. Application of Deposits Following Purchaser Default. Purchaser acknowledges and agrees that pursuant to Section 7.1 of the Agreement, and notwithstanding anything to the contrary contained in the Partnership Agreement, in the event of a default by Purchaser in the performance of any terms of the Agreement (as amended and affected by this letter agreement), PWIP6 shall be entitled to receive and retain all of the Deposits, the Supplemental Deposit and all interest earned thereon, without adjustment to PWIP6s capital account, as liquidated damages to PWIP6 arising from such default by Purchaser.

     4. Time of the Essence. Time is of the essence for (i) Purchaser to deliver the Supplemental Deposit to Seller on or before September 3, 1999, and (ii) the Closing to occur on or before September 30, 1999. Purchasers failure to cause any of the foregoing events to occur on or before the dates set forth in the preceding sentence shall be deemed a material default by Purchaser under the Agreement entitling PWIP6 to immediately thereafter receive the balance of the Deposits held by Escrow Agent, the Supplemental Deposit, and all interest, if any, earned thereon. Purchaser represents and warrants to Seller and PWIP6 that, as of the date hereof, no facts or circumstances exist which would entitle Purchaser to deliver a Notice of Objection (as defined in the Escrow Agreement) if Seller makes a demand for the Deposits, the Supplemental Deposit, and all interest, if any, earned thereon in accordance with the terms of the Escrow Agreement and this letter agreement following the failure by Purchaser to cause any of the events described in the first sentence of this paragraph to occur on or before the dates set forth above.

      Except as otherwise provided herein, the Agreement and the Escrow Agreement shall remain unmodified and in full force and effect. Seller and Purchaser hereby ratify and confirm the Agreement and the Escrow Agreement as modified hereby. Except as expressly set forth herein, the execution of this letter agreement shall not be deemed a waiver by any party hereto of any of the terms, covenants and conditions contained in the Agreement and the Escrow Agreement.

      Please acknowledge Purchasers agreement to the terms of this letter agreement by countersigning a copy of this letter agreement on behalf of Purchaser where indicated below. This letter agreement may be executed in several counterparts, and/or by execution of counterpart signature pages which may be attached to one or more counterpart, and all so executed shall constitute one letter agreement binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart. In addition, any counterpart signature page may be executed by any party wheresoever such party is located, and may be delivered by telephone facsimile transmission, and any such facsimile transmitted signature pages may be attached to one or more counterparts of this letter agreement, and such faxed signature(s) shall have the same force and effect, and be as binding, as original signatures executed and delivered in person.

                                 Very truly yours,

                                 PAINEWEBBER INCOME PROPERTIES SIX LIMITED
                                 PARTNERSHIP

                                 By: Sixth Income Properties Fund, Inc., its
                                     general partner


                                     By:  /s/ Peter F. Sullivan
                                          ---------------------
                                     Name:  Peter Sullivan
                                     Title:  Vice President

ACKNOWLEDGED AND AGREED TO BY:

SELLER:

REGENTS WALK ASSOCIATES,
a Kansas general partnership

By:   PAINEWEBBER INCOME PROPERTIES
      SIX LIMITED PARTNERSHIP,
      a Delaware limited partnership

      By:   Sixth Income Properties Fund, Inc.,
            a Delaware corporation, its general partner


            By:  /s/ Peter F. Sullivan
                 ---------------------
            Name:  Peter Sullivan
            Title:  Vice President

By:   PETERSON INTERESTS OF KANSAS, INC.,
      a Kansas corporation


      By:  /s/Kenneth Riedemann
           --------------------
      Name:  Kenneth Riedemann
      Title:  President

PURCHASER:

PETERSON INTERESTS OF KANSAS, INC.,
a Kansas corporation


By:  /s/Kenneth Riedemann
     --------------------
Name:  Kenneth Riedemann
Title:  President

                           DOCUMENT ESCROW AGREEMENT


      THIS DOCUMENT ESCROW AGREEMENT (this Agreement) is made as of September 2, 1999, by and among REGENTS WALK ASSOCIATES, a Kansas general partnership having an address c/o Paine Webber Properties, Incorporated, 265 Franklin Street - 15th Floor, Boston, MA 02110 (Seller), PETERSON INTERESTS OF KANSAS, INC., a Kansas corporation having an address at 10000 West 75th Street, Shawnee Mission, KS 66204 (Purchaser), PAINEWEBBER INCOME PROPERTIES SIX LIMITED PARTNERSHIP, a Delaware limited partnership having an address c/o Paine Webber Properties, Incorporated, 265 Franklin Street - 15th Floor, Boston, MA 02110 (PWIP6), and GOODWIN, PROCTER & HOAR LLP, a partnership including professional corporations having an office at Exchange Place, Boston, MA 02109-2881 (Escrow Agent).

                             W I T N E S S E T H:

      WHEREAS, Seller, Purchaser and PWIP6 (collectively, the Parties) are parties to that certain Purchase and Sale Agreement dated as of May 19, 1999 (as amended from time to time, the Purchase Agreement); and

      WHEREAS, simultaneously with the execution and delivery of this Agreement, the Parties are entering into a certain letter agreement (the Extension Agreement) whereby the Closing Date (as defined in the Purchase Agreement) shall be extended from September 7, 1999 to September 30, 1999, subject to the terms and conditions set forth in the Extension Agreement; and

      WHEREAS, PWIP6 has agreed to execute and deliver to Escrow Agent the documents listed on Schedule 1 attached hereto and made a part hereof (the Escrow Documents), which Escrow Documents shall be held and/or released by Escrow Agent in accordance with the terms, conditions and provisions contained herein; and

      WHEREAS, the Escrow Agent is willing to hold and/or release the Escrow Documents on behalf of the Parties on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of ten dollars ($10.00) and other good and valuable consideration, and intending to be legally bound hereby, the Parties and Escrow Agent agree as follows:

      1. Unless otherwise defined herein, capitalized terms used without definition shall have the meanings ascribed to them in the Purchase Agreement.

      2. PWIP6 agrees to execute and deliver the Escrow Documents to Escrow Agent on or before September 3, 1999. Upon receipt thereof, Escrow Agent shall hold and/or release the Escrow Documents in escrow in accordance with the terms of this Agreement.

      3. Upon satisfaction of the Escrow Conditions (as hereinafter defined), Escrow Agent shall complete the Escrow Documents by attaching all schedules and exhibits and by filling in all blanks contained therein as instructed by the Parties and thereafter deliver the Escrow Documents out of escrow to ATI Title Company (the Designee), and the Escrow Documents shall be deemed executed, delivered and effective as specified in Section 3 hereof. Alternatively, at Escrow Agents election, Escrow Agent may at any time deposit the Escrow Documents with the Designee without attaching any schedules or exhibits and without completing any blanks contained herein with instructions to the Designee to (a) hold the Escrow Documents in escrow unless and until the Escrow
Conditions have been satisfied and (b) upon satisfaction of the Escrow Conditions, complete the Escrow Documents by attaching all schedules and exhibits and by filling in all blanks contained therein as instructed by the Parties and thereafter release and/or record the Escrow Documents as appropriate to effect the Closing.

      4. For purposes of this Agreement, the term Escrow Conditions shall mean all of the following:

            (a) Execution by the Parties of a closing statement for the transaction (the Closing Statement) setting forth the Purchase Price, the closing adjustments and the application of such amounts;

            (b) Receipt by Escrow Agent of all schedules, exhibits and other information needed to complete the Escrow Documents, together with instructions from the Parties or counsel to the Parties authorizing Escrow Agent to complete the Escrow Documents with such schedules, exhibits and other information;

            (c) Receipt by Escrow Agent of (i) original executed counterparts of the items listed on Schedule 2 attached hereto and made a part hereof (the Purchaser Delivery Documents) or (ii) a written confirmation and undertaking from the Designee that Designee has received original executed counterparts of the Purchaser Delivery Documents and is ready, willing and able, subject only to receipt by the Designee of the Escrow Documents, to deliver, release and/or record the Purchaser Delivery Documents as directed by PWIP6; and

            (d) Receipt by Escrow Agent of (i) the PWIP6 Payment (as hereinafter defined) for immediate distribution to PWIP6, (ii) confirmation from PWIP6 that PWIP6 has received the PWIP6 Payment or (iii) a written confirmation and undertaking from the Designee that the Designee has received PWIP6 Payment and is ready, willing and able, subject only to receipt by Designee of the Escrow Documents, to deliver the PWIP6 Payment as directed by PWIP6.

      As used herein, the term PWIP6 Payment shall mean such portion of the balance of the Purchase Price due to Seller at Closing to be paid or distributed to PWIP6 under the terms of the Purchase Agreement and the Partnership Agreement, as shown on the Closing Statement executed by the Parties.

      The Escrow Documents shall not be deemed to have been executed, delivered and/or accepted unless and until all of the Escrow Conditions have been satisfied.

      5. If, for any reason whatsoever, the Escrow Conditions are not satisfied before the September 30, 1999 (the Termination Time), the Escrow Documents shall be void and of no force and effect whatsoever and shall be deemed never to have been entered into or executed and delivered, and neither Party shall have any liability whatsoever to the other Party by reason of the execution and deliver of the Escrow Documents or any matter whatsoever pertaining thereto. In such event, Escrow Agent shall hold the Escrow Documents for thirty (30) days after the Termination Time and, promptly thereafter, unless Escrow Agent shall receive a written agreement signed by the Parties directing otherwise (which no Party shall have any obligation to enter into), Escrow Agent shall destroy all the Escrow Documents to signify that the same have never existed.

      6. Escrow Agent shall have no duties or responsibilities except those set forth herein, which the Parties agree are ministerial in nature. The Parties acknowledge that Escrow Agent is serving without compensation, solely as an accommodation to the Parties, and except for Escrow Agents own willful default or gross negligence, Escrow Agent shall have no liability of any kind whatsoever arising out of or in connection with its activity as Escrow Agent. The Parties jointly and severally agree to and do hereby indemnify and hold harmless Escrow Agent from all loss, cost, claim, damage, liability, and expense (including, without limitation, attorneys fees and disbursements, whether paid to retained attorneys or representing the fair value of legal services rendered to itself) which may be incurred by reason of its acting as Escrow Agent. Escrow Agent may rely and/or act upon any judgment, certificate, demand or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein, the propriety or validity thereof, or the jurisdiction of a court issuing any such judgment. Escrow Agent may rely and/or act upon (i) any instrument or signature believed to be genuine and to have been duly authorized, executed and delivered and (ii) advice of counsel in reference to any matter or matters connected herewith.

      7. If Escrow Agent is uncertain for any reason whatsoever as to its duties or rights hereunder, or if Escrow Agent receives instructions from any person which (in Escrow Agents sole judgment) conflict with this Escrow Agreement, Escrow Agent may act as follows:

            (a) Escrow Agent may continue to hold the Escrow Documents until Escrow Agent receives a written agreement of all the Parties with respect to disposition of all the Escrow Documents, in which event Escrow Agent shall distribute the Escrow Documents in accordance with such agreement; and/or

            (b) Escrow Agent may take any and all such actions as Escrow Agent deems necessary or proper, in its exclusive good-faith discretion, to discharge and terminate its duties under this Escrow Agreement, including (but not limited to) delivery of the Escrow Documents into any court and the bringing of an action of interpleader or any other proceeding which Escrow Agent deems appropriate; and/or

            (c) In event of litigation between or among some or all of the Parties and/or any other persons, Escrow Agent may deposit the Escrow Documents with the clerk of the court in which any such litigation is pending.

In any such event the Parties agree to pay the attorneys fees and costs incurred by Escrow Agent, whether paid to retained attorneys or representing the fair value of legal services rendered to itself (which the Parties shall share equally, but for which the Parties shall be jointly and severally liable to Escrow Agent), for any litigation which Escrow Agent is named as, or becomes, a party.

      8. Seller and Purchaser waive any claim of conflict of interest by reason of Escrow Agents representing Seller and/or PWIP6 hereunder, under the Purchase Agreement and/or otherwise. Purchaser hereby acknowledges that Escrow Agent is the attorney for Seller and/or PWIP6, and agrees that Escrow Agent may represent Seller and PWIP6 in connection with any and all matters, including without limitation, the transaction contemplated by the Purchase Agreement, and any litigation, including any action arising out of this Agreement; provided that in no event shall Purchaser be responsible for payment of any fees incidental to any such representation. The foregoing shall not release Escrow Agent from properly performing Escrow Agents duties hereunder.

      9. All notices, requests, demands, elections, consents, approvals and other communications hereunder must be in writing (each such, a notice) and addressed as follows (or to any other address which any Party or Escrow Agent may designate by a notice):

      If to Seller or to PWIP6:

            c/o Paine Webber Properties, Incorporated
            265 Franklin Street - 15th Floor
            Boston, MA  02110
            Attn:  Mr. Peter Sullivan

            with a copy to:

            Goodwin, Procter & Hoar  LLP
            Exchange Place
            Boston, MA  02109
            Attn:  Andrew C. Sucoff, Esq.

      If to Purchaser:

            Peterson Interests of Kansas, Inc.
            10000 West 75th Street
            Shawnee Mission, KS  66204
            Attn:  Mr. Kenneth Riedemann

            with a copy to:

            Lewis, Rice & Fingersh
            1010 Walnut, Suite 500
            Kansas City, MO  64106
            Attn:  William E. Carr, Esq.

      If to Escrow Agent:

            Goodwin, Procter & Hoar  LLP
            Exchange Place
            Boston, MA  02109
            Attn:  Andrew C. Sucoff, Esq.

Any notice required by this Agreement to be given or made within a specified period of time, or on or before a date certain, shall be deemed to have been duly given only if (i) delivered by hand, evidenced by written receipt, or (ii) mailed by first class, registered mail, return receipt requested, postage and fees prepaid or (iii) sent by nationally recognized overnight courier, fees prepaid. A notice sent by registered mail (as above) shall be deemed given three
(3) business days after mailing. All other notices shall be deemed given when received.

      10. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of The Commonwealth of Massachusetts without regard to principles of conflicts of laws. This Agreement embodies the entire agreement and understanding among the parties and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement may not be modified or amended, or any term or provision hereof waived or discharged, except in writing signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. All the terms of this Agreement, whether so expressed or not, shall be binding upon the respective permitted successors and assigns of the parties hereto and shall inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns. This Agreement may be executed in several counterparts, and/or by execution of counterpart signature pages which may be attached to one or more counterpart, and all so executed shall constitute one Agreement binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the original or same counterpart. In addition, any counterpart signature page may be executed by any party wheresoever such party is located, and may be delivered by telephone facsimile transmission, and any such facsimile transmitted signature pages may be attached to one or more counterparts of this Agreement, and such faxed signature(s) shall have the same force and effect, and be as binding, as original signatures executed and delivered in person.

      11. Reference is hereby made to that certain Partnership Agreement of Seller dated as of April 25, 1985 between Purchaser and PWIP6 (as amended, the Partnership Agreement). PWIP6 and Purchaser are the sole partners of Seller. Notwithstanding anything to the contrary in the Partnership Agreement or otherwise, wherever this Agreement or the transactions hereunder require or permit any notice, consent or approval of or by Seller, or otherwise require or permit the decision or action of Seller, any such notice, consent, approval, decision or action shall be given or taken to or by PWIP6. PWIP6 is hereby appointed and constituted Sellers attorney-in-fact, with full power of substitution, to execute and deliver any notices, documents or other items contemplated hereunder and otherwise take any and all actions contemplated or desired hereunder on behalf of Seller, which power of attorney shall be deemed to be coupled with an interest and irrevocable. Escrow Agent and any third party shall be entitled to conclusively rely on any notice, document or other item executed by PWIP6 as the binding act of Seller for all purposes of this Agreement and the transactions contemplated hereunder.

      12. Any amendment of the Purchase Agreement, this Agreement or any other instrument which could alter or otherwise affect Escrow Agents obligations hereunder will not be effective against or binding upon Escrow Agent without Escrow Agents prior written consent, which consent may be withheld in Escrow Agents sole and absolute discretion.

      IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                 [End of Page]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                 SELLER:

                                 REGENTS WALK ASSOCIATES, a Kansas general partnership

                                 By: PAINEWEBBER INCOME PROPERTIES SIX LIMITED
                                     PARTNERSHIP, a Delaware limited partnership

                                     By: Sixth Income Properties Fund, Inc., a
                                         Delaware corporation, its general
                                         partner


                                         By:  /s/ Peter F. Sullivan
                                              ---------------------
                                         Name:  Peter Sullivan
                                         Title:  Vice President


                                 By: PETERSON INTERESTS OF KANSAS, INC., a
                                     Kansas corporation


                                     By:  /s/Kenneth Riedemann
                                          --------------------
                                     Name:  Kenneth Riedemann
                                     Title: President

                                 PURCHASER:

                                 PETERSON INTERESTS OF KANSAS, INC., a Kansas corporation


                                 By: /s/Kenneth Riedemann
                                     --------------------
                                 Name: Kenneth Riedemann
                                 Title:  President

                                 PWIP6:

                                 PAINEWEBBER INCOME PROPERTIES SIX LIMITED
                                 PARTNERSHIP, a Delaware limited partnership

                                 By:  Sixth Income Properties Fund, Inc., a
                                      Delaware corporation, its general partner


                                      By:  /s/ Peter F. Sullivan
                                           ---------------------
                                      Name:  Peter Sullivan
                                      Title:  Vice President

                                 ESCROW AGENT:

                                  GOODWIN, PROCTER & HOAR LLP


                                    /s/ Andrew C. Sucoff
                                        ----------------
                                        Andrew C. Sucoff

                            KANSAS QUIT-CLAIM DEED


      THIS INDENTURE is made as of September 30, 1999, by and between Regents Walk Associates, a Kansas general partnership having an address c/o PaineWebber Properties, Incorporated, 265 Franklin Street - 15th Floor, Boston, MA 02110 (Grantor), and Peterson Interests of Kansas, Inc., a Kansas corporation having an address at 10000 West 75th
Street, Shawnee Mission, KS  66204 (Grantee).

      WITNESSETH, that Grantor, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid by Grantee, the receipt and sufficiency of which is hereby acknowledged, do by these presents remise, release and forever quit-claim unto Grantee the following described lots, tracts or parcels of land, lying, being and situate in the County of Johnson and State of Kansas, to-wit:

      Tracts 1 and 2, REGENTS WALK REPLAT, a subdivision in the City of Overland Park, Johnson County, Kansas, according to the recorded plat thereof.

      SUBJECT TO all matters affecting the premises, whether or not of record.

      TO HAVE AND TO HOLD THE SAME, with all the rights, immunities, privileges and appurtenances thereto belonging, unto Grantee and unto Grantees heirs and assigns forever.

      IN WITNESS WHEREOF, Grantor has hereunto set its hand as of the day and year above written.

                                 REGENTS WALK ASSOCIATES, a Kansas general partnership

                                 By: PAINEWEBBER INCOME PROPERTIES SIX LIMITED
                                     PARTNERSHIP, a Delaware limited partnership

                                     By:  Sixth Income Properties Fund, Inc., a
                                          Delaware corporation, its general
                                          partner


                                          By:  /s/ Peter F. Sullivan
                                               ---------------------
                                          Name:  Peter Sullivan
                                          Title:  Vice President


                                 By: PETERSON INTERESTS OF KANSAS, INC., a
                                     Kansas corporation


                                     By:  /s/Kenneth Riedemann
                                          --------------------
                                     Name:  Kenneth Riedemann
                                     Title: President

                                 BILL OF SALE


      THIS BILL OF SALE (this Bill of Sale) is dated as of September 30, 1999, by REGENTS WALK ASSOCIATES, a Kansas general partnership having an address c/o PaineWebber Properties, Incorporated, 265 Franklin Street - 15th Floor, Boston, MA 02110 (Seller), in favor of PETERSON INTERESTS OF KANSAS, INC., a Kansas corporation having an address at 10000 West
75th Street, Shawnee Mission, KS  66204 (Purchaser).

      1.    Definitions.

            (a) As used herein, the term Real Property shall mean the improved real property known as The Regents Walk Apartments located in Overland Park, Kansas, as more particularly described in that certain Purchase and Sale Agreement dated as of May 19, 1999 between Assignor and Assignee.

            (b) As used herein, the term Personal Property shall mean all furniture, carpeting, appliances, equipment, machinery, inventories, supplies, signs and other tangible personal property of every kind and nature, if any, owned by Seller and installed, located at and used solely in connection with the ownership, occupation and operation of the Real Property. Personal Property specifically excludes: (i) any items of personal property owned by tenants at or on the Real Property; and (ii) any items of personal property owned by third parties and leased to Seller.

            (c) As used herein, the term Intangible Property shall mean all of Sellers right, title and interest, if any, in all intangible assets of any nature relating to the Real Property or the Personal Property, including, without limitation, all of Sellers right, title and interest in all (i) warranties and guaranties relating to the improvements or Personal Property in the possession of Seller, (ii) all licenses, permits and approvals relating to the Real Property, (iii) all logos and trade names currently used by Seller exclusively in the operation of the Land and Improvements, including the use of the name The Regents Walk Apartments, but excluding the name PaineWebber or any derivative thereof, (iv) all plans and specifications and (v) leases for items of personal property owned by third parties and leased to Seller, in each case to the extent that Seller may legally transfer the same.

      2. Sale. For good and valuable consideration received by Seller, the receipt and sufficiency of which are hereby acknowledged, Seller hereby sells, assigns and transfers the Personal Property and the Intangible Property to Purchaser.


      3. As Is. The Personal Property and the Intangible Property is sold, transferred and delivered by Seller and hereby accepted by Purchaser in its current as is condition, without any warranties, covenants or representations, express or implied, by Seller. Without limiting the generality of the foregoing, the Personal Property and the Intangible Property is transferred, sold and delivered without any express or implied warranty of merchantability or fitness.

      4.   Counterparts.   This  Bill  of  Sale  may  be  executed  in  multiple
counterparts, any or all of which may contain the signatures of fewer than all of the parties, but all of which shall constitute a single instrument.

      5. No Personal Liability. Neither Purchaser nor anyone claiming by, through or under Purchaser shall be entitled to obtain any judgment creating personal liability on the part of the partners of the Seller or of the officers, directors, shareholders, advisors or agents of Seller or Sellers partners or any of their successors. Under no circumstances is any person other than Seller liable for Sellers obligations under this Assignment or in respect of the transaction contemplated by this Assignment, and Purchaser hereby waives any right that it otherwise might have to pursue any partner of Seller, any other person who might be liable for Sellers obligations because of the direct or indirect ownership interest in Seller, or any officer, director, agent, advisor or affiliate of any such partner or other person.

      IN WITNESS WHEREOF, Seller has executed this Bill of Sale the day and year first above written.

                                 REGENTS WALK ASSOCIATES, a Kansas general partnership

                                  By: PAINEWEBBER INCOME PROPERTIES SIX LIMITED PARTNERSHIP, a Delaware limited partnership

                                       By: Sixth Income Properties Fund, Inc., a
                                           Delaware corporation, its general
                                           partner


                                           By:  /s/ Peter F. Sullivan
                                                ---------------------
                                           Name:  Peter Sullivan
                                           Title:  Vice President



                                 By: PETERSON INTERESTS OF KANSAS, INC., a
                                     Kansas corporation


                                     By:  /s/Kenneth Riedemann
                                          --------------------
                                     Name:  Kenneth Riedemann
                                     Title: President

                           ASSIGNMENT AND ASSUMPTION
                        OF LEASES AND SECURITY DEPOSITS


      THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS (this Assignment) is dated as of September 30, 1999, between REGENTS WALK ASSOCIATES, a Kansas general partnership having an address c/o PaineWebber Properties, Incorporated, 265 Franklin Street - 15th Floor, Boston, MA 02110 (Assignor), and PETERSON INTERESTS OF KANSAS, INC., a Kansas corporation having an address at 10000 West 75th Street, Shawnee Mission, KS 66204 (Assignee).

      1.    Definitions.

            (a) As used herein, the term Leases means all leases, tenancies, rental agreements and occupancy agreements affecting the improved real property known as The Regents Walk Apartments located in Overland Park, as more particularly described in that certain Purchase and Sale Agreement dated as of May 19, 1999 between Assignor and Assignee, to the extent that Assignor is entitled to transfer the same to Assignee.

            (b) As used herein, the term Tenant Deposits means those security deposits held by or for Assignor on account of tenants under the Leases as such deposits and with respect to which Assignee received a credit at the closing of the transaction with respect to which this Assignment has been executed and delivered. The Tenant Deposits are set forth on attached Exhibit A.

      2. Assignment. For good and valuable consideration received by Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants, transfers and assigns to Assignee the entire right, title and interest of Assignor in and to the Leases and the Tenant Deposits.

      3. Assumption. Assignee hereby assumes the covenants, agreements and obligations of Assignor as landlord or lessor under the Leases and Assignee further assumes all liability of Assignor for the proper refund or return of the Tenant Deposits if, when and as required by the Leases.

      4. Indemnity. Assignee hereby agrees to indemnify and hold Assignor, its successors and assigns, harmless against all costs, expenses and liabilities (including, without limitation, attorneys fees and disbursements) of the lessor under all Leases for any matters arising from and after the date hereof. Assignor hereby agrees to indemnify and hold Assignee, its successors and assigns, harmless against all costs, expenses and liabilities (including, without limitation, attorneys fees and disbursements) of the lessor under the Leases for any matters existing prior to the date hereof; provided, however, it is expressly understood and agreed that Assignor shall not be responsible to the lessees under the Leases for Assignees duty and obligation to return the Tenant Deposits to lessees under the Leases to the extent the Tenant Deposits are assigned to Assignee hereunder.

      5. Attorneys Fees. If either Assignee or Assignor, or their respective successors or assigns, file suit to enforce the obligations of the other party under this Assignment, the prevailing party shall be entitled to recover the reasonable fees and expenses of its attorneys.

      6. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

      7. Counterparts. This Assignment may be executed in multiple counterparts, any or all of which may contain the signatures of fewer than all of the parties, but all of which shall constitute a single instrument.

      8. As Is. The Leases and the Security Deposits are granted, transferred and assigned by Assignor and hereby accepted by Assignee on an as is, where is basis, without any warranties, covenants or representations, express or implied, by Assignor.

      9. No Personal Liability. Neither Assignee nor anyone claiming by, through or under Assignee shall be entitled to obtain any judgment creating personal liability on the part of the partners of the Assignor or of the officers, directors, shareholders, advisors or agents of Assignor or Assignors partners or any of their successors. Under no circumstances is any person other than Assignor liable for Assignors obligations under this Assignment or in respect of the transaction contemplated by this Assignment, and Assignee hereby waives any right that it otherwise might have to pursue any partner of Assignor, any other person who might be liable for Assignors obligations because of the direct or indirect ownership interest in Assignor, or any officer, director, agent, advisor or affiliate of any such partner or other person.

                 [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment the day and year first above written.

                                  ASSIGNOR:

                                  REGENTS WALK ASSOCIATES, a Kansas general partnership

                                  By: PAINEWEBBER INCOME PROPERTIES SIX LIMITED PARTNERSHIP, a Delaware limited partnership

                                       By: Sixth Income Properties Fund, Inc., a
                                           Delaware corporation, its general
                                           partner


                                           By:  /s/ Peter F. Sullivan
                                                ---------------------
                                           Name:  Peter Sullivan
                                           Title:  Vice President


                                 By:  PETERSON INTERESTS OF KANSAS, INC., a
                                      Kansas corporation


                                      By:  /s/Kenneth Riedemann
                                           --------------------
                                      Name:  Kenneth Riedemann
                                      Title: President

                                 ASSIGNEE:

                                 PETERSON INTERESTS OF KANSAS, INC., a Kansas corporation


                                 By: /s/Kenneth Riedemann
                                     -------------------
                                 Name: Kenneth Riedemann
                                 Title:  President

                    ASSIGNMENT AND ASSUMPTION OF CONTRACTS


      THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS (this Assignment) is entered into as of September 30, 1999, between REGENTS WALK ASSOCIATES, a Kansas general partnership having an address c/o PaineWebber Properties, Incorporated, 265 Franklin Street - 15th Floor, Boston, MA 02110 (Assignor), and PETERSON INTERESTS OF KANSAS, INC., a Kansas corporation having an address at 10000 West 75th Street, Shawnee Mission, KS 66204 (Assignee).

      1. Assignment. For good and valuable consideration received by Assignor the receipt and sufficiency of which is hereby acknowledged, Assignor hereby grants, transfers and assigns to Assignee the entire right, title and interest of Assignor in and to all service, supply, equipment rental, management, operating and leasing contracts (collectively, the Contracts) affecting the improved real property known as The Regents Walk Apartments located in Overland Park, as more particularly described in that certain Purchase and Sale Agreement dated as of May 19, 1999 between Assignor and Assignee (the Purchase and Sale Agreement), to the extent that Assignor is entitled to transfer the same to Assignee; provided, however, that the term Contracts shall exclude any agreements which PWIP6 (as defined in the Purchase and Sale Agreement) has executed on behalf of Assignor without Assignees knowledge.

      2. Assumption. Assignee hereby assumes the covenants, agreements and obligations of Assignor under the Contracts which are applicable to the period and required to be performed from and after the date of this Assignment, but not otherwise. Assignor shall remain liable for the covenants, agreements and obligations of Assignor under the Contracts which are applicable to the period and required to be performed prior to the date of this Assignment.

      3. Indemnity. Assignee hereby agrees to indemnify and hold Assignor, its successors and assigns, harmless against all loss, costs, expenses, liabilities, damages, actions, causes of action, demands or claims (including, without limitation, attorneys fees and disbursements) arising out of or in connection with the obligations of Assignor as vendee under the Contracts which are applicable to the period and required to be performed from and after the date of this Assignment. Assignor hereby agrees to indemnify and hold Assignee, its successors and assigns, harmless against all loss, costs, expenses, liabilities, damages, actions, causes of action, demands or claims (including, without limitation, attorneys fees and disbursements) arising out of or in connection with the obligations of Assignor as vendee under the Contracts which are applicable to the period and required to be performed prior to the date of this Assignment.

      4. Attorney's Fees. If either Assignee or Assignor or their respective successors or assigns, file suit to enforce the obligations of the other party under this Assignment, the prevailing party shall be entitled to recover the reasonable fees and expenses of its attorneys.

      5. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

      6. Counterparts. This Assignment may be executed in multiple counterparts, any or all of which may contain the signatures of fewer than all of the parties, but all of which shall constitute a single instrument.

      7. As Is. The Contracts are granted, transferred and assigned by Assignor and hereby accepted by Assignee on an as is, where is basis, without any warranties, covenants or representations, express or implied, by Assignor.

      8. No Personal Liability. Neither Assignee nor anyone claiming by, through or under Assignee shall be entitled to obtain any judgment creating personal liability on the part of the partners of the Assignor or of the officers, directors, shareholders, advisors or agents of Assignor or Assignors partners or any of their successors. Under no circumstances is any person other than Assignor liable for Assignors obligations under this Assignment or in respect of the transaction contemplated by this Assignment, and Assignee hereby waives any right that it otherwise might have to pursue any partner of Assignor, any other person who might be liable for Assignors obligations because of the direct or indirect ownership interest in Assignor, or any officer, director, agent, advisor or affiliate of any such partner or other person.

                 [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment the day and year first above written.

                                 ASSIGNOR:

                                 REGENTS WALK ASSOCIATES, a Kansas general partnership

                                 By: PAINEWEBBER INCOME PROPERTIES SIX LIMITED PARTNERSHIP, a Delaware limited partnership

                                      By: Sixth Income Properties Fund, Inc., a
                                          Delaware corporation, its general
                                          partner


                                          By:  /s/ Peter F. Sullivan
                                               ---------------------
                                          Name:  Peter Sullivan
                                          Title:  Vice President


                                 By:  PETERSON INTERESTS OF KANSAS, INC., a
                                      Kansas corporation


                                      By:  /s/Kenneth Riedemann
                                           --------------------
                                      Name:  Kenneth Riedemann
                                      Title: President

                                 ASSIGNEE:

                                 PETERSON INTERESTS OF KANSAS, INC., a Kansas corporation


                                 By: /s/Kenneth Riedemann
                                     --------------------
                                 Name: Kenneth Riedemann
                                 Title:  President

                          SELLER'S SETTLEMENT STATEMENT

SELLER'S NAME:          Regents Walk Associates

BUYER'S NAME:           Peterson Interests of Kansas, Inc.

SETTLEMENT AGENT:       ATI Land Title Insurance Company
                        1100 Main, Suite 200
                        Kansas City, MO  64105

SETTLEMENT DATE:        September 30, 1999

PROPERTY LOCATION:      The Regents Walk Apartments
                        9130 Riggs
                        Overland Park, Kansas  66212

                                                    Debit            Credit
                                                    -----            ------

Purchase Price                                $17,750,000.00     $

Prorations/Deposits:
   Real estate taxes                                                 92,804.94
   Rent proration                                                     7,854.17
   Prepaid rent                                                       8,390.00
   Free rent                                                          5,915.00
   Security deposits                                                116,960.00

Closing Costs:
   Escrow fee                                                           250.00

Earnest Money Deposit Paid
   to Goodwin, Procter & Hoar                                     1,250,000.00

Interest on Earnest Money                                             9,091.00

Assumption of Lutheran Brotherhood
   Loan ($9,000,000 original principal)                           8,624,441.08
   Accrued interest on loan                                          50,855.56
   Tax escrow assigned to buyer                    43,304.00
                                              --------------     -------------

Subtotals                                      17,793,304.00     10,166,561.75
Funds to seller                                                   7,626,742.25
                                              --------------     -------------

Totals                                        $17,793,304.00     $17,793,304.00
                                              ==============     ==============


1. Proceeds Available for Distribution:
   Funds from closing of the sale of the
   Regents Walk Apartments                      7,626,742.25

   Funds held in escrow
   (including $750,000 disbursed to PWIP)       1,250,000.00

   Interest on funds held in escrow                 9,091.00
                                              --------------

Total                                         $ 8,885,833.25
                                              ==============

2. Distribution of Available  Sales Proceeds:
  Proceeds under proviso of Section
   5.01(1) of the Partnership Agreement:

                                      PWIP 6            PIK            TOTAL
                                      ------            ---            -----

Payment of obligations under
Section 7.01 of the Partnership
Agreement:
   PIK operating loans                             567,609.00       567,609.00
   PWIP 6 operating loans           278,945.00                      278,945.00

Distributions in accordance
with Capital
   Account Balances:
   PIK capital account                             250,000.00       250,000.00
                                                   ----------
   PWIP 6 capital account         7,789,279.25                    7,789,279.25
                                 -------------                   -------------
Total                            $8,068,224.25    $817,609.00    $8,885,833.25
                                 =============    ===========    =============


APPROVED:

PAINEWEBBER INCOME PROPERTIES             PETERSON INTERESTS OF KANSAS, INC.
SIX LIMITED PARTNERSHIP
                                          By:  /s/ Kenneth Riedemann
                                               ---------------------
 By:  Sixth Income Properties                  Kenneth Riedemann
      Fund, Inc.                               President

      By:  /s/ Peter F. Sullivan
           ---------------------
           Peter F. Sullivan
           Vice President